SCHEDULE 14C
       INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
        OF THE SECURITIES EXCHANGE ACT OF 1934
<P>
               Check the appropriate box:
        / /      Preliminary Information Statement
   / /      Confidential, for Use of the Commission Only (as
                 permitted by Rule 14C-5(D)(2))
        /X/      Definitive Information Statement
<P>
                  I-INCUBATOR.COM, INC.
        (Name of Registrant as Specified In Charter)
<P>
Payment of Filing Fee (Check the appropriate box):
<P>
/X/     No fee required.
<P>
/ /     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.
<P>
     (1)      Title of each class of securities to which
              transaction applies:
<P>
     (2)      Aggregate number of securities to which
              transaction applies:
<P>
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
<P>
Filing fee: $      . Fee determined pursuant to Rule 0-
             -------
11(c)(2) based upon bona fide estimate of aggregate proceeds
to the Company of $         upon the sale of substantially
                   --------
 all of its assets.
<P>
     (4)      Proposed maximum aggregate value of
transaction: $
               --------------
<P>
(5)      Total fee paid:
<P>
/ /     Fee paid previously with preliminary materials.
<P>
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
<P>
     (1)      Amount Previously Paid:
                                      -------------------
     (2)      Form, Schedule or Registration Statement No.:
<P>
     (3)      Filing Party:
                            -------------------------------
<P>
     (4)      Date Filed:
                          ---------------------------------
<P>
                  I-INCUBATOR.COM, INC.
            1221 BRICKELL AVENUE, SUITE 900
                 MIAMI, FLORIDA 33131
<P>
           SCHEDULE 14C INFORMATION STATEMENT
<P>
                     INTRODUCTION
<P>
This Information Statement is being furnished by I-Incubator.com, Inc., a Florida corporation, to holders of shares of its common stock, par value $.0001 per share. I-Incubator.com, Inc. together with its subsidiaries, is referred to herein as the "Company," "i-Incubator", "we" and "us." The holders of approximately 76.77% of our outstanding common stock have consented in writing to the "spin-off" of our 100% owned subsidiaries, i-CarAuction.com, Inc., i-Teleco.com, Inc., i-Aerobids.com, Inc. and i-AntiqueAuction.com, Inc. as well as the 70% of the shares of i-RealtyAuction.com, Inc. that i-Incubator.com owns (collectively, the subsidiaries listed above shall be known as the "Subsidiaries"). In addition, these i-Incubator shareholders have agreed to distribute the 1,500,000 common shares of Wealthhound.com, Inc.(NQB:WLTH) to its
shareholder.   As part of the spin-off and distribution, we
will distribute to you shares of each of the subsidiaries stock and the Wealthhound shares pro rata for each share of i-Incubator common stock that you own on the record date for the spin-offs. Such amount of shares that you will receive pursuant to the percentages set forth later in this document. If you are a holder of i-Incubator common stock of record at the close of business on February 13, 2001, you will receive, as a dividend, shares of each of the Subsidiaries common stock pro rata for each share of i-Incubator common stock you hold. We expect to mail the stock certificates for Subsidiaries' common stock on or February 23, 2001. After the spin-off, the Subsidiaries will be separate companies, no longer owned in any way by i-Incubator. Should you have any questions regarding this Information Statement or the spin-off, please contact the Investor Relations Department, i-Incubator.com, Inc., 1221 Brickell Avenue, Suite 900, Miami, Florida 33131, at telephone number (305) 358-3678.
<P>
The enclosed Information Statement is being furnished to you to inform you that the "spin-off" of the subsidiaries and the transactions contemplated by it have been approved by resolutions of holders of the majority of our outstanding common stock acting under Section 607.0701 of the Florida Business Act. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. These resolutions will not become effective before the date which is 20 days after this Information Statement was first sent to stockholders.
<P>
This Information Statement is first being mailed to stockholders on or about February 5, 2001. Only stockholders of record at the close of business on February 13, 2001 will be entitled to receive this Information Statement.
<P>
             THIS IS AN INFORMATION STATEMENT.
            WE ARE NOT ASKING YOU FOR A PROXY
        AND YOU ARE NOT REQUESTED TO SEND US A PROXY.
<P>
                 AVAILABLE INFORMATION
<P>
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at http://www.sec.gov.
<P>
                          ii
<P>
                   TABLE OF CONTENTS

                   TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----
SUMMARY                                                                  1
RISK FACTORS                                                             3
THE SPIN-OFF OF THE SUBSIDIARIES                                         6
BUSINESSES OF I-INCUBATOR AND THE SUBSIDIARIES AFTER THE SPIN-OFF       14
MANAGEMENT OF THE SUBSIDIARIES FOLLOWING THE SPIN-OFF                   19
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                    20
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF THE SUBSIDIARIES                         23
DESCRIPTION OF I-INCUBATOR AND THE SUBSIDIARIES CAPITAL STOCK           25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP AND
MANAGEMENT                                                              29
INDEPENDENT ACCOUNTANTS                                                 30
LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS                 30
DOCUMENTS INCORPORATED BY REFERENCE                                     31
ADDITIONAL INFORMATION                                                  31
INDEX TO COMBINED FINANCIAL STATEMENTS                                 F-1
<P>

                     SUMMARY TERM SHEET
<P>
The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and the attached Annexes. Unless otherwise defined, capitalized terms used in this summary have the meanings set forth elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.
<P>
-     THE STOCKHOLDER CONSENT:
<P>
STOCKHOLDER VOTES WILL NOT BE SOLICITED. The General Corporation Law of Florida and our by-laws allow us to spin-off the Subsidiaries as authorized by a resolution dated January 19, 2001 adopted by the holders of the majority of our outstanding stock entitled to vote on the proposed spin-offs. I-Incubator shareholders who together own approximately 76.77% of our outstanding common stock, have consented by written resolution to the adoption of the spin-offs and therefore, no vote of any other stockholder is necessary and stockholder votes are not being solicited. See "The Stockholder Consent."
<P>
In reviewing this Information Statement, you should note the following:
<P>
- We are not asking you for a proxy, and we request that you do not send us a proxy.
<P>
- In assessing the impact of the spin-off on you, as an i-Incubator stockholder, you should review the matters set forth under the caption "Risk Factors" beginning on page 3.
<P>
- Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved our spin-off of the Subsidiaries. The Securities and Exchange Commission has not passed upon the fairness or merits of the spin-off of the Subsidiaries or upon the accuracy or adequacy of the information contained in this Information Statement.
<P>
Please note that the Board of Directors of i-Incubator has unanimously approved the spin-offs and distribution, as it believes that the spin-off is in the best interests of i-Incubator and its stockholders.
<P>
You will not need to pay any consideration or surrender or exchange your i-Incubator common stock in order to receive your Subsidiary common stock. After the spin-off distribution, we anticipate but no assurances can be given that the Subsidiaries common stock will be traded on the OTC Bulletin Board. No assurance can be given that the Subsidiaries will be listed on the OTC Bulletin Board and no timetable has been established for the Subsidiaries to file to trade on the OTC Bulletin Board .
<P>
The date of this Information Statement is February 2, 2001. We mailed this Information Statement to i-Incubator stockholders on or about February 5, 2001.
<P>
The following summary answers certain questions you may have with respect to I-Incubator's spin-off of the Subsidiaries and highlights selected information from this Information Statement that is important to you. We encourage you to read this entire Information Statement.
<P>
Q:   WHAT WILL HAPPEN IN THE SPIN-OFF?
<P>
A:   In the spin-off, i-Incubator will distribute to its
stockholders its 100% interest in the Subsidiaries (except for i-Realty of which it only owns 70%) by distributing shares of the Subsidiaries common stock for each share of i-Incubator common stock owned by a stockholder. After the spin-off, each of the Subsidiaries will be separate companies, no longer owned in any way by i-Incubator. In addition, i-Incubator will distribute to its shareholders its shares of Wealthhound.com, Inc.
<P>
Q:   WHAT ARE THE SUBSIDIARIES?
<P>
A: The Subsidiaries were formed in 1998 and 1999 to operate in various different industries. See "Businesses of i-Incubator and The Subsidiaries After the Spin-off -- The Business of the Subsidiaries" beginning on page 15 for a further description of the Subsidiaries' business.
<P>
Q:   WHY ARE WE UNDERTAKING THE SPIN-OFF?
<P>
A:   i-Incubator intends to develop and pursue business
opportunities (further described herein) which will have, as compared to the business currently carried out through the Subsidiaries, differences with respect to markets and capital requirements and will require a different business plan. Your Board of Directors believes that separating the Subsidiaries' business from the other of i-Incubator's intended businesses will allow each company to more readily expand its business, as well as pursue strategies and focus
on objectives appropriate to its business.   In addition, i-
Incubator believes that effecting the spin-off is part of its strategic plan to enhance shareholder value through the acquisition of, or combination with, one or more operating businesses. For a more detailed discussion of our reasons for the spin-off, see page 6.
<P>
Q. DO I NEED TO TAKE ANY ACTION IN CONNECTION WITH THE SPIN
   OFF?
<P>
No action is required by shareholders of i-Incubator to receive the Subsidiaries common stock in the spin-off. You do not need to surrender i-Incubator common stock to receive the Subsidiaries common stock in the spin-off. The number of shares of i-Incubator you own will not change as a result of the spin-off.
<P>
Q:   WHAT WILL I RECEIVE IN THE SPIN-OFF?
<P>
A:   We are making a pro rata distribution to all holders of
i-Incubator common stock. Accordingly, for every one share of i-Incubator common stock you own on the record date of the spin-off, you will receive shares of the Subsidiaries common stock in the following manner:
<P>
     i-RealtyAuction.com, Inc.-.1439 shares for each i-
     Incubator share owned;
     i-Teleco.com, Inc.-.7810 shares for each i-Incubator
     share owned;
     i-AntiqueAuction.com, Inc.-.4111 shares for each i-
     Incubator share owned;
     i-Aerobids.com, Inc.-.4111 shares for each i-Incubator
     share owned     ;
     i-CarAuction.com, Inc.-.4111 shares for each i-
     Incubator share owned; and
     Wealthhound.com, Inc.-.062 shares for each i-Incubator
     share owned.
<P>
Shortly after we complete the spin-off, holders of record will receive the Subsidiaries stock certificates which represent ownership in the Subsidiaries.
<P>
Q: DO I HAVE TO PAY FEDERAL INCOME TAXES ON THE RECEIPT OF THE SUBSIDIARIES COMMON STOCK?
<P>
A:   You may be required to pay Federal income taxes on
receipt of the Subsidiaries Common Stock. As a result of the Spin-off, each holder of I-Incubator Common Stock will be considered to receive a taxable dividend includable in income in an amount equal to the fair market value of the shares of the Subsidiaries Common Stock received in the Spin-off. Assuming that I-Incubator, taking into consideration any gain recognized by it in this spin-off, does not have any current or accumulated earnings and profits, which cannot be determined until its fiscal year-end, your receipt of the distribution will be subject to federal income taxation only to the extent that the fair market value of your shares of our common stock exceeds the adjusted tax basis in your shares of I-Incubator common stock. See "The Spin-off of the Subsidiaries -- Material Federal Income Tax Consequences of the Spin-off to I-Incubator and Its Stockholders."
<P>
Q:   WHERE WILL THE SUBSIDIARIES COMMON STOCK BE TRADED?
<P>
A:   The Subsidiaries Common Stock is not trading as of the
date of this Information Statement. We anticipate that at a later date, the Subsidiaries common stock may be traded on the OTC Bulletin Board. The Wealthhound.com, Inc. common shares are traded on the NQB Pink Sheets under the symbol "WLTH". i-Incubator common stock will continue to be traded on the OTC Bulletin Board under the symbol "INQU".
<P>
Q:   WHEN WILL THE SPIN-OFF OCCUR?
<P>
A:   If you are a holder of I-Incubator common stock of
record at the close of business on February 13, 2001 you will receive, as a dividend, shares of the Subsidiaries common stock for each share of I-Incubator common stock you hold in the percentage set forth below. See "Spin Off of the
Subsidiaries".   We expect to mail the stock certificates
for the Subsidiaries common stock on or about February 23,
2001.
<P>
Q:   WHAT WILL I-INCUBATOR'S BUSINESS BE AFTER THE SPIN-OFF?
<P>
A:   Following the Spin-off, I-Incubator will engage in any
lawful corporate undertaking, including, but not limited to, selected mergers, acquisitions or other business combination with an operating business. The Company will attempt to locate and negotiate with a business entity for the combination of that target company with the Company. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances, the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating
or negotiating with any target company.    See "The
Company."
<P>
I-Incubator is a Florida corporation. Its principal executive offices are located at 1221 Brickell Avenue, Suite 900, Miami. Florida 33131 and its telephone number is (305) 358-3678.
<P>
Q:   WHAT WILL EACH SUBSIDIARIES BUSINESS BE AFTER THE SPIN-
     OFF?
<P>
The Subsidiaries:
<P>
i-Teleco.com, Inc.
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
i-Teleco.com, Inc. ("i-Teleco") is a development stage company which will provide telecommunications services in various markets throughout the United States. The result is that the company anticipates that it will become a provider of local and long distance telephone services and related services. Ultimately, i-Teleco intends to provide local and long distance services plus Internet access, Personnel Communications Services ("PCS"), cellular, paging, facsimile, enhanced calling cards, prepaid phone cards and
calling cards and video communications services.   See "i-
Teleco."
<P>
i-AntiqueAuction.com, Inc.
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
i-AntiqueAuction.com, Inc. ("i-Antique") is a development stage company which anticipates completing a specialized online person-to-person trading website dedicated to bringing together antique sellers and buyers. The website will reside at www.i-antiqueauction.com, and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create an integrated antique site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its strategic
partners.   See "i-Antique."
<P>
i-CarAuction.com, Inc.
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
i-CarAuction.com, Inc. (i-Car") is a development stage company which is completing a specialized online person-to-person trading website, at www.i-autoauction.com, dedicated to bringing together buyers and sellers of automobiles and automobile parts. The company has launched a beta test version of the site and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create a comprehensive car and auto parts services site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its strategic partners. i-Car anticipates that it will achieve this goal by growing through acquisitions of companies and businesses in complimentary industries. See "i-Car."
<P>
i-RealtyAuction.com, Inc.
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
i-RealtyAuction.com, Inc. ("i-Realty") is a development stage company which is completing a specialized online person-to-person trading website dedicated to bringing together residential real estate sellers and buyers. The website will reside at "http://www.i-realtyauction.com" and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and consummate transactions directly, thereby bypassing the time and expense of intermediaries. Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create an integrated real estate site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its anticipated strategic partners.
<P>
i-Aerobids.com, Inc.
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
i-Aerobids.com, Inc. ("i-Aerobids") is a development stage company that is developing a specialized online trading website dedicated to bringing together buyers and sellers of aircraft and aircraft parts. The website will reside at www.i-Aerobids.com and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create a comprehensive airplane and plane parts services site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its anticipated strategic partners. See "i-Aerobids".
<P>
Q:   WILL THE SUBSIDIARIES COMPETE WITH I-INCUBATOR AFTER
     THE SPIN-OFF?
<P>
A:   Due to the differing lines of business that each
Subsidiary and the Company plan to pursue, we do not anticipate that the companies will compete against each other, from either a business standpoint or in the pursuit of business combination candidates. We believe that the types of companies that will be interested in pursuing a business combination with us will be those that desire to establish a public trading market for their shares, rather than becoming a business component or subsidiary of a company that is already publicly traded. We cannot, however, give assurance that the companies will not ultimately be in competition.
<P>
                     RISK FACTORS
<P>
In assessing the impact of the spin-off on you, as an I-Incubator stockholder, you should be aware of the following risks relating to the spin-off and The Subsidiaries's operations:
<P>
WITHOUT ADEQUATE FINANCING OR EFFECTING A BUSINESS COMBINATION, THE SUBSIDIARIES WILL NOT BE ABLE TO GROW
<P>
The Subsidiaries' capital requirements to implement their business strategies will be significant. The Subsidiaries will need additional funds from loans and/or the sale of equity securities. Furthermore, the Subsidiaries intend to effect future acquisitions with cash and the issuance of debt and equity securities. The Subsidiaries anticipate requiring additional funds in order to fully implement their business plans to significantly expand their operations. Neither I-Incubator nor the Subsidiaries can guarantee that such financing (or any other funds necessary to continue and/or expand operations) will be available on satisfactory terms or in adequate amounts to accomplish the Subsidiaries' objectives. The inability of the Subsidiaries to obtain financing would have a material adverse effect on the Subsidiaries' ability to implement their acquisition strategy, and as a result, could require the Subsidiaries to diminish or suspend their acquisition strategy.
<P>
The Subsidiaries have sustained, and in all likelihood will continue to sustain, operating expenses without corresponding revenues, unless they are able to complete a business combination with a profitable operating company. This may result in the Subsidiaries incurring a net operating loss which will increase continuously until successful business plans can be implemented. The Subsidiaries cannot assure you that they will be able to complete a business combination, that the business plans will succeed, or that they will achieve or sustain profitability or positive cash flow from operations.
<P>
SIGNIFICANT COMPETITION IN THE MARKETPLACE MAY HINDER THE
SUBSIDIARIES' GROWTH
<P>
The online industry, in general, is highly competitive and I-Incubator and the Subsidiaries each expects the Subsidiaries to have substantial competition. Because of the Subsidiaries small size, they may have difficulty in competing with major computer, software and Internet companies. All aspects of the Internet market are new, rapidly evolving and intensely competitive, and we expect competition to intensify in the future. Barriers to entry are low, and current and new competitors can easily launch new websites at a relatively low cost using commercially-available software. The Subsidiaries present competitors include nationally-known companies that have expertise in computer and Internet technology, and a number of other small companies, including those that serve specialty markets. Other major companies have the financial and technical ability to compete aggressively in the market for three-dimensional software products on the Internet. Many, if not all, of these companies have longer operating histories, larger customer bases, greater brand recognition in other businesses and Internet markets and significantly greater financial, marketing, technical and other resources than the Subsidiaries. Competitive pressures created by any one of these companies, or by the Subsidiaries competitors collectively, could have a material adverse effect on the Subsidiaries business, results of operations and financial condition, and the Subsidiaries can give no assurance that they will be able to compete successfully against current and future competitors.
<P>
THE SUBSIDIARIES MAY NOT BE ABLE TO RESPOND TO TECHNOLOGICAL
CHANGES
<P>
The Subsidiaries may be unable to respond to the rapid technological change in our industry. The computer and Internet industries are characterized by rapidly changing technologies, frequent new product and service introductions and evolving industry standards. The recent growth of the Internet and intense competition in our industry make these market characteristics more pronounced. The future success of the Subsidiaries depend on their ability to adapt to rapidly changing technologies by continually improving the performance features and reliability of their services. The Subsidiaries may experience difficulties that could delay or prevent the successful development, introduction or marketing of new products and services. In addition, any enhancements must meet the requirements of our current and prospective users and must achieve significant market acceptance. The Subsidiaries could also incur substantial costs if they need to modify their services or infrastructures to adapt to these changes. The failure to offer the most current technologies could have a material adverse effect upon business. Furthermore, if three-dimensional Internet standards evolve in a manner which is incompatible with the Subsidiaries technology, the Subsidiaries may not be able to market their technology.
<P>
LACK OF A CURRENT PUBLIC MARKET FOR THE SUBSIDIARIES COMMON STOCK MAKES THE FUTURE PERFORMANCE OF THE SUBSIDIARIES COMMON STOCK DIFFICULT TO PREDICT
<P>
There is no current public market for the Subsidiaries common stock, and we cannot make any assurance that it shall trade or that if it does trade as to the prices at which the Subsidiaries common stock will trade after the spin-off. Until the Subsidiaries common stock is distributed and an orderly market develops, the price at which the Subsidiaries common stock trades may fluctuate significantly. If or when the Subsidiaries common stock will be traded, it shall be traded on the OTC Bulletin Board. No assurances can be made that the Subsidiaries common stock will trade on the OTC Bulletin Board.
<P>
THE COMBINED TRADING PRICE OF I-INCUBATOR AND THE SUBSIDIARIES COMMON STOCK AFTER THE SPIN-OFF IS UNCERTAIN
<P>
As a result of the spin-off, you will own shares of i-Incubator which are traded on the OTC Bulletin Board, shares of Wealthhound.com, Inc, which are traded on the NQB Pink Sheets and shares of the Subsidiaries which we anticipate although not assurances can be made will be traded on the OTC Bulletin Board. The combined trading price of the i-Incubator common stock, the Wealthhound common stock and the Subsidiaries common stock may be greater than, less than or equal to the trading price of i-Incubator common stock immediately prior to the spin-off.
<P>
THE SUBSIDIARIES HAVE A LIMITED OPERATING HISTORY WITH OPERATING LOSSES AND NEGATIVE CASH FLOW AND MAY NOT BE PROFITABLE
<P>
The Subsidiaries were recently incorporated and have not generated any revenues to date. The Subsidiaries have no significant assets or financial resources. The Subsidiaries have been engaged solely in start-up activities and have not commenced material operations in their core businesses. The likelihood of the success of the Subsidiaries must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which the Subsidiaries will operate. To address these risks, the Subsidiaries must, among other things, respond to competitive developments; continue to attract, retain and motivate qualified persons, research and develop new technology; and commercialize services incorporating such technologies. There can be no assurance the Subsidiaries will be successful in addressing these risks or any other risks.
The Subsidiaries have not been in business long enough to make a reasonable judgment as to future performance. There can be no assurance the Subsidiaries will be able to successfully implement their business plan, generate sufficient revenue to meet their expenses, operate profitably or be commercially successful. The Subsidiaries anticipate incurring losses during their initial stages of development and expansion. There can be no assurance that the Subsidiaries will be successful in obtaining revenues in amounts necessary to fund their operations, implement their business strategy or fund possible acquisitions. The Subsidiaries cannot assure you that they will achieve or sustain profitability or positive cash flow from operating activities in the future or that they will generate sufficient cash flow to service their future debt requirements.
<P>
AN ACQUISITION OR BUSINESS COMBINATION BY A SUBSIDIARY MAY RESULT IN SIGNIFICANT DILUTION TO OUR STOCKHOLDERS AND A CHANGE IN CONTROL AND MANAGEMENT.
<P>
A business combination or acquisition involving the issuance of the Subsidiaries common stock may result in shareholders of a target company obtaining a controlling interest in our company. Frequently, mergers, acquisitions and business combinations involving corporations such as the Subsidiaries are consummated by issuing or transferring large blocks of the shell corporation's shares to the principals of the target business. This type of issuance will result in significant dilution to our stockholders. The resulting change in control could result in removal of our present officers and directors and a reduction in or elimination of their participation in our future affairs.
<P>
THE SUBSIDIARIES MAY BE ABLE TO CONSUMMATE AN ACQUISITION NOT FAVORED BY ITS STOCKHOLDERS.
<P>
Our management, acting in compliance with the Florida Business Corporation Act may be able to structure an acquisition transaction in a manner which will allow our Board of Directors to approve the selection of an operating business and all of the terms of the acquisition, including the appointment of successor officers and directors, without obtaining the approval of our stockholders.
<P>
WE MAY BE UNABLE TO ENHANCE STOCKHOLDER VALUE DUE TO A SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.
<P>
The Subsidiaries are and will continue to be an insignificant participant in their respective industries. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for the Subsidiaries. Nearly all of these entities have significantly greater financial resources, technical expertise and managerial capabilities than the Subsidiaries do and they will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. In addition, the Subsidiaries will also compete with numerous other small public and private companies in seeking merger or acquisition candidates.
<P>
REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION TRANSACTIONS WHICH MIGHT OTHERWISE BE FAVORABLE TO USE AND OUR STOCKHOLDERS.
<P>
Section 13 of the Securities Exchange Act of 1934 will require the Subsidiaries to provide information about significant acquisitions, including certified financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition. The Subsidiaries do not intend to acquire or merge with any entity that cannot provide audited financial statements at or within a reasonable period of time after the closing of a proposed transaction. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Securities Exchange Act of 1934 are applicable.
<P>
THERE IS NO PUBLIC MARKET FOR OUR SUBSIDIARIES COMMON STOCK AND NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR THAT A STOCKHOLDER WILL EVER BE ABLE TO LIQUIDATE HIS HOLDINGS WITHOUT CONSIDERABLE DELAY, IF AT ALL.
<P>
The Subsidiaries intend to seek to have their shares listed for trading on the OTC Bulletin Board sometime after the spin-off. No assurance can be given that the Subsidiaries will be able to qualify for trading on the OTC Bulletin Board. Even if they qualify for trading on the OTC Bulletin Board, they cannot guarantee that a market for their common stock will develop or be maintained. In addition, many brokerage firms may not be willing to effect transactions in our securities. Even if a purchaser finds a broker willing to effect a transaction in our securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, lending institutions may not permit the use of our securities as collateral for a loan.
<P>
TRADING PRICES AFTER THE SPIN OFF WILL BE UNCERTAIN AND MAY FLUCTUATE SIGNIFICANTLY.
<P>
As a result of the spin-off, you will own shares of the Subsidiaries common stock and shares of i-Incubator common stock. The combined price of I-Incubator common stock and the Subsidiaries common stock may be greater or less than, or equal to, the trading price of I-Incubator common stock immediately prior to the spin-off. The price of our common shares could vary widely in response to various factors and events, including:
<P>
     o    the number of common shares being sold and
          purchased in the marketplace;
     o    variations in our operating results;
     o    press reports;
     o    regulation and industry trends;
     o rumors of significant events which can circulate quickly in the marketplace, particularly over the internet; and
     o the difference between our actual results and the results expected by shareholders and analysts.
<P>
"PENNY STOCK" RULES MAY ADVERSELY AFFECT THE ABILITY TO TRADE THE SUBSIDIARIES SHARES.
<P>
It is likely that the Subsidiaries common stock will be classified as a "penny stock" depending upon its market price and the manner in which it is traded. The Securities and Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information is proved by the exchange or the Nasdaq Stock Market. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a risk disclosure document that provides information about penny stocks and the nature and level of risk in the penny stock market and other information. In addition, the penny stock rules require a broker-dealer to enter into a special written agreement with respect to the transaction. These requirements may have the effect of reducing the level of trading activity in the secondary market for a security that becomes subject to the penny stock rules. Prices for penny stocks are often not available and investors are often unable to sell such stocks.
<P>
THE SUBSIDIARIES HAVE NO INTENT TO PAY DIVIDENDS.
<P>
The Subsidiaries do not intend to pay any dividends in the foreseeable future. Any future payment of a cash dividend on the Subsidiaries common stock will be dependent upon their financial condition and other factors deemed relevant by the board of directors of each Subsidiary.
<P>
THE SUBSIDIARIES MAY ISSUE PREFERRED STOCK THAT MAY ADVERSELY AFFECT THE HOLDERS OF THE SUBSIDIARIES COMMON STOCK.
<P>
The Subsidiaries may issue shares of our preferred stock in the future without stockholder approval and upon such terms as our board of directors may determine. The rights of their stockholders will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of the Subsidiaries outstanding common stock. The Subsidiaries have no present plans to issue any shares of preferred stock.
<P>
THE SUBSIDIARIES WILL BE CONTROLLED BY THE CONTROLLING SHAREHOLDERS OF I-INCUBATOR WHICH COULD RESULT IN ACTIONS BEING TAKEN WHICH ARE NOT FAVORED BY OTHER SHAREHOLDER.
<P>
After completion of the spin-offs, the controlling shareholders of i-Incubator will own a controlling interest of the Subsidiaries outstanding common stock. As a result, these shareholders will be able to control the vote of substantially all matters requiring approval by our stockholders. These matters include the election of directors and the approval of mergers or other business combination transactions.
<P>
THE ONLINE INDUSTRY IS SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, ANY CHANGE IN WHICH COULD AFFECT THE SUBSIDIARIES' FINANCIAL PERFORMANCE.
<P>
The levels of revenues and profitability of companies involved in the online services industry, such as the Subsidiaries, may be affected by the continuing efforts of governmental regulations. Although neither I-Incubator nor the Subsidiaries believes that the business activities of the Subsidiaries will be materially affected by changes in the regulatory environment, it is uncertain what legislative proposals will be adopted or what actions federal, state or private for online services may take. Neither I-Incubator nor the Subsidiaries can predict the effects online reform may have on the Subsidiaries' business, and no assurance can be given that any such reforms will not have a material effect on it.
<P>
Government regulation and legal uncertainties could add additional costs to doing business on the Internet. There are currently few laws or regulations that specifically regulate communications or commerce on the Internet. However, laws and regulations may be adopted in the future that address issues such as user privacy, pricing and the characteristics and quality of products and services. For example, the Telecommunications Act of 1996 sought to prohibit transmitting various types of information and content over the Internet. Several telecommunications companies have petitioned the Federal Communications Commission to regulate Internet service providers and on-line service providers in a manner similar to long distance telephone carriers and to impose access fees on those companies. This could increase the cost of transmitting data over the Internet. Moreover, it may take years to determine the extent to which existing laws relating to issues such as intellectual property ownership, libel and personal privacy are applicable to the Internet. Any new laws or regulations relating to the Internet or any new interpretations of existing laws could adversely affect our business.
<P>
THE SUBSIDIARIES' LOSS OF ANY MEMBER OF ITS MANAGEMENT TEAM AND FAILURE TO ADD NEW MANAGEMENT COULD AFFECT ITS FINANCIAL PERFORMANCE
<P>
The Subsidiaries are dependent on the services of its current management. Losing the services of any of the members of management could have a significant negative effect on its business. Qualified replacements may be difficult or impossible to find or retain and the Subsidiaries may not have money to pay new management. The Subsidiaries require additional management, middle management and technical personnel. In order to implement an expanded website program, the Subsidiaries must hire additional management and middle management and technical personnel. They may be unable to retain their key employees or attract, assimilate or retain other highly qualified employees. The Subsidiaries have experienced, and expect to continue to experience, difficulty in hiring and retaining highly skilled employees with appropriate qualifications. There is significant competition for qualified employees in the computer programming and Internet industries. If the Subsidiaries do not succeed in attracting new personnel or retaining and motivating our current personnel, our business will be adversely affected.
<P>
THE SPIN-OFF WILL RESULT IN TAXABLE INCOME TO THE I-
INCUBATOR STOCKHOLDERS
<P>
As a result of the Spin-off, each holder of shares of I-Incubator Common Stock will be deemed to have received, to the extent of I-Incubator's current and accumulated earnings and profits, a taxable dividend includable in income in an amount equal to the value of the Subsidiaries Common Stock received in the Spin-off. In addition, I-Incubator will be required to recognize taxable gain to the extent of the excess, if any, of the fair market value of the Subsidiaries' Common Stock distributed over I-Incubator's adjusted basis in those shares.
<P>
The Subsidiaries' shareholders may incur federal and state taxes as a result of the distribution of our shares. The amount of taxes to be incurred by an individual shareholder will depend on the value of the shares distributed on the date of the distribution, whether i-Incubator has accumulated earnings and profits during fiscal 2000 and, to a large degree, on the shareholder's income and deductions. As a result, we cannot make a meaningful estimate of such amount for any particular shareholder. Management currently estimates that such value will be $.01 per share per Subsidiary for a total of $.05 for the Subsidiaries plus $.007 for Wealthhound per each i-Incubator share for a value of $.057 per share. See "The Spin-off of the Subsidiaries. -- Material Federal Income Tax Consequences of the Spin-off to I-Incubator and Its Stockholders."
<P>
POTENTIAL RESPONSIBILITY FOR LIABILITIES NOT EXPRESSLY
ASSUMED
<P>
The Distribution Agreement, the Assignment and Assumption Agreement and the Tax Matters Agreement allocate between I-Incubator and the Subsidiaries responsibility for various indebtedness, liabilities and obligations. See "The Spin-off of the Subsidiaries" -- "Agreement And Plan Of Distribution; Relationship Between I-Incubator And The Subsidiaries After The Spin-off "; -- "Assignment and Assumption Agreement"; and -- "Tax Matters Agreement". It is possible that a court would disregard this contractual allocation of indebtedness, liabilities and obligations between the parties and require I-Incubator or the Subsidiaries to assume responsibility for obligations allocated to the other party, particularly if such other party were to refuse or was unable to pay or perform any of its allocated obligations.
<P>
POTENTIAL INDEMNIFICATION OF LIABILITIES
<P>
Under the terms of the Distribution Agreement, the Assignment and Assumption Agreement and the Tax Matters Agreement, each of I-Incubator and the Subsidiaries has agreed to indemnify the other (and certain related persons) from and after consummation of the Spin-off with respect to certain indebtedness, liabilities and obligations, which indemnification obligations could be significant. The availability of such indemnities will depend upon the future financial strength of the companies. No assurance can be given that the relevant company will be in a position to fund such indemnities. See "The Spin-off of the Subsidiaries" -- "Agreement And Plan Of Distribution; Relationship Between I-Incubator And The Subsidiaries After The Spin-off "; -- "Assignment and Assumption Agreement"; and -- "Tax Matters Agreement".
<P>
THIS INFORMATION STATEMENT INCLUDED FORWARD-LOOKING STATEMENTS AND WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS
<P>
Statements contained in this Information Statement that are not historical facts may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the payment, timing and ultimate collectability of accounts receivable from different groups; competition; technological obsolescence; government regulation; and liability. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested may be identified from time to time in I-Incubator's and the Subsidiaries' filings with the Securities and Exchange Commission and I-Incubator's and the Subsidiaries' public announcements, copies of which are available from the SEC or from the applicable company upon request.
<P>
GIVEN THESE UNCERTAINTIES, WE CAUTION PROSPECTIVE INVESTORS NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. The Subsidiaries disclaim any obligation to update any such factors or to publicly announce any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.
<P>
           THE SPIN-OFF OF THE SUBSIDIARIES
<P>
GENERAL
<P>
i-Incubator.com, Inc. ("i-Incubator") intends to "spin-off" its 100% interest in its subsidiaries, i-CarAuction.com, Inc., i-Teleco.com, Inc., i-Aerobids.com, Inc. and i-AntiqueAuction.com, Inc. as well as its 70% ownership of issued and outstanding shares of common stock of i-RealtyAuction.com, Inc. (the "Subsidiaries"). In addition, it intends to distribute it 1,500,000 Wealthhound.com, Inc. shares to its shareholders. In the spin-off transaction (the "Spin-off "), i-Incubator will distribute to its stockholders shares of common stock, $.0001 par value per share, of the Subsidiaries (the "the Subsidiaries Common Stock") for each share of common stock, $.0001 par value per share, of i-Incubator (the "i-Incubator Common Stock") owned by each stockholder as of the record date for the Spin-off in the following manner:
<P>
       1. i-RealtyAuction.com, Inc.-.1439 share for each i-
          Incubator share owned;
       2. i-Teleco.com, Inc.-.7810 share for each i-
          Incubator share owned;
       3. i-AntiqueAuction.com, Inc.-.4111 share for each i-
          Incubator share owned;
       4. i-Aerobids.com, Inc.-.4111 share for each i-
          Incubator share owned     ;
       5. I-CarAuction.com, Inc.-.4111 share for each i-
          Incubator share owned; and
       6. Wealthhound.com, Inc.-.062 share for each i-
          Incubator share owned.
<P>
After the Spin-off, each of the Subsidiaries will be a separate company, no longer owned in any way by I-Incubator.
<P>
CONDITIONS TO THE SPIN-OFF
<P>
The Spin-off is conditioned upon the satisfaction of certain conditions necessary to consummate the Spin-off. In particular, (a) I-Incubator, Wealthhound and the Subsidiaries must have obtained all orders, rulings, consents or approvals, governmental or otherwise, necessary to consummate the Spin-off; (b) I-Incubator and the Subsidiaries must furnish to the other all documents and certificates, including assignments and conveyances, necessary to consummate the Spin-off; and (c) the Subsidiaries and the Wealthhound Common Stock shall have been registered under the 1934 Exchange Act.
<P>
MANNER OF EFFECTING THE SPIN-OFF
<P>
Following the Spin-off, each stockholder of record on February 13, 2001 (the "Record Date") will receive stock certificates from each of the Subsidiaries and Wealthhound which represents the Subsidiaries Common Stock and the Wealthhound common stock owned by such stockholder. Shareholders that hold through brokerage and "street name" accounts should expect to receive an account statement from their brokerage firm reflecting the number of shares of the Subsidiaries Common Stock received by such stockholder in the Spin-off. Following the Spin-off, stockholders who hold through brokerage accounts may request physical certificates for their shares of the Subsidiaries Common Stock. I-Incubator expects to mail such stock certificates to stockholders on or about February 23, 2001 (the "Spin-off Payment Date").
<P>
No holder of I-Incubator Common Stock will be required to pay any cash or other consideration for shares of the Subsidiaries Common Stock received in the Spin-off or to surrender or exchange shares of I-Incubator Common Stock in order to receive shares of the Subsidiaries Common Stock. However, holders will be required to pay income taxes as a result of the Spin-off. See "-- Material Federal Income Tax Consequences of the Spin-off to I-Incubator and Its Stockholders."
<P>
REASONS FOR THE SPIN-OFF
<P>
I-Incubator intends to develop and pursue business opportunities which will have, as compared to the businesses currently carried out through the Subsidiaries, differences with respect to markets and capital requirements and will require different business plans (see "Businesses of I-Incubator and the Subsidiaries After the Spin-off -- The Business of I-Incubator"). I-Incubator is effecting the spin-off as part of its strategic plan to enhance shareholder value through the acquisition of, or combination with, one or more operating businesses. I-Incubator believes as a publicly traded shell corporation it will facilitate its ability to attract potential business combination or acquisition candidates, particularly those that wish to be publicly traded.
<P>
The Board of Directors approved the Spin-off for the
following principal reasons:
<P>
Management Focus. I-Incubator, Wealthhound and the Subsidiaries have different dynamics and business cycles, serve different marketplaces and customer bases, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. I-Incubator believes that separating its businesses into independent public companies, each with its own management team and board of directors, is necessary to address current and future management issues and considerations that result from operating these diverse businesses within a single company. The separation will enable the management of each business to manage that business, and to adopt and implement strategies for that business, solely with regard to the needs and objectives of that business. In addition, as a result of the separation, the management of each business will be able to devote its full attention to managing that business.
<P>
Capital Structure. I-Incubator believes that the Spin-off will allow each of the Subsidiaries to organize its capital structure and allocate its resources to support the very different needs and goals of each Subsidiaries particular
business.   Capital borrowings can be tailored to the
specific needs of the various business units. Each business will be able to allocate its resources without considering the needs of the other businesses.
<P>
Attracting and Retaining Key Employees. I-Incubator's management believes that the ability to attract and retain key personnel is fundamental to its business. The Spin-off would enable each company to establish focused equity-based compensation programs that should enable each of them to better attract and retain key personnel.
<P>
Investor Understanding. Debt and equity investors and securities analysts should be able to better evaluate the financial performance of each company and their respective strategies, thereby enhancing the likelihood that each will achieve appropriate market recognition. The stock of each of the Subsidiaries will also appeal to investors with differing investment objectives and risk tolerance, and will allow potential investors to focus their investments more directly to the areas of their primary interest.
<P>
Cost Savings. Each of the Subsidiaries should be able to rationalize better its organizational structure after the Spin-off.
<P>
AGREEMENT AND PLAN OF DISTRIBUTION: RELATIONSHIP BETWEEN I-INCUBATOR AND THE SUBSIDIARIES AFTER THE SPIN-OFF
<P>
The Subsidiaries and I-Incubator have entered into an Agreement and Plan of Distribution (the "Distribution Agreement") which, in general, outlines the anticipated relationship between each of the Subsidiaries and I-Incubator after the Spin-off. The following sets forth a summary of the material terms and provisions of the Distribution Agreement.
<P>
ADMINISTRATIVE SERVICES
<P>
I-Incubator and the Subsidiaries expect to provide their own administrative services after the Spin-off. However, for a period of up to two years after the Spin-off, I-Incubator and the Subsidiaries will generally make their employees available to each other as necessary to support the activities of each company in areas including, without limitation, accounting, tax and legal advice and services and human resources. The party rendering these services will be entitled to receive from the other party, payment for its reasonable costs and expenses incurred in providing such services.
<P>
INDEMNIFICATION
<P>
Pursuant to the Distribution Agreement, other than liabilities and obligations in respect of taxes, which shall be governed by the terms of the Tax Matters Agreement (described below), (a) the Subsidiaries shall be liable for all claims, liabilities and obligations attributable to the Subsidiaries business or any of the other assets assigned by I-Incubator to the Subsidiaries pursuant to the Assignment and Assumption Agreement described below (collectively, the "The Subsidiaries Liabilities"); (b) I-Incubator shall be liable for all claims, liabilities and obligations retained or assumed by I-Incubator pursuant to the Assignment and Assumption Agreement (collectively, the "I-Incubator Liabilities"); and (c) The Subsidiaries shall be responsible for "Distribution Liabilities" (defined as expenses, costs, or liabilities directly related to the Spin-off) which are incurred or accrued prior to or following January 31, 2001.
<P>
The Subsidiaries will indemnify I-Incubator and its officers, directors, employees, agents and affiliates from and against any and all losses, liabilities, claims, damages, costs and expenses arising out of or related in any manner to each of the Subsidiaries Liabilities. I-Incubator will indemnify each of the Subsidiaries similarly, with respect to the I-Incubator Liabilities.
<P>
OTHER PROVISIONS
<P>
The Distribution Agreement also includes provisions relating to: (i) allocating liability with respect to pending litigation and other potentially significant obligations; and (ii) continued cooperation between I-Incubator and the Subsidiaries with respect to post-Spin-off matters.
<P>
ASSIGNMENT AND ASSUMPTION AGREEMENT
<P>
Pursuant to the Assignment and Assumption Agreement, each of the Subsidiaries shall accept the assignment from i-Incubator to the Subsidiaries of the following assets (collectively, the "Assigned Assets"):
<P>
     (i) All assets of i-Incubator related exclusively or primarily to each of the Subsidiaries Business;
<P>
     (ii) All intercompany accounts due from each of the Subsidiaries to I-Incubator at January 31, 2001, which contribution shall be deemed a capital contribution from I-Incubator to each of the Subsidiaries; except that i-Incubator will still owe i-Realty the amount of $48,212.50
<P>
The following assets of i-Incubator are specifically excluded from the assignment from i-Incubator to the Subsidiaries (collectively, the "Excluded Assets"):
<P>
     (i) cash and cash equivalents (a) held by I-Incubator as of January 31, 2001, other than the cash included in the Assigned Assets above and (b) which come into i-Incubator's possession following January 31, 2001;
<P>
     (ii) all assets of i-Incubator regarding the business of each specific Subsidiary which is being assigned to each specific Subsidiary set forth above.
<P>
In addition, the Subsidiaries shall assume, be liable for and shall indemnify i-Incubator with respect to all claims, liabilities and obligations which are attributable to the following (collectively, the "Assumed Liabilities"):
<P>
     (i) any of the Assigned Assets;
<P>
     (ii) any event, occurrence, action or omission relating to i-Incubator taken or occurring prior to January 31, 2001, except to the extent they are specifically included in the Excluded Liabilities;
<P>
i-Incubator shall retain, be liable for and shall indemnify the Subsidiaries with respect to all claims, liabilities and obligations set forth below (collectively, the "Excluded Liabilities"):
<P>
     (i) all claims, liabilities and obligations which are attributable to any of the Excluded Assets;
<P>
     (ii) the obligations of i-Incubator to issue i-Incubator Common Stock pursuant to options, warrants and commitments to issue capital stock outstanding at January 31, 2001;
<P>
     (iii) all claims, liabilities or litigation arising out of any event, occurrence, action or omission relating to i-Incubator taken or occurring following January 31, 2001;
<P>
TAX MATTERS AGREEMENT
<P>
i-Incubator and the Subsidiaries will enter into a Tax Matters Agreement (the "Tax Matters Agreement") that defines the parties' rights and obligations with respect to federal, state, foreign and other income or franchise taxes relating to i-Incubator's and the Subsidiaries' businesses for tax periods prior to, including and following the Spin-off and with respect to certain other tax matters. In general, the Subsidiaries will be responsible for all taxes of each Subsidiaries and any of their respective subsidiaries through January 31, 2001 and all taxes of each of the Subsidiaries subsequent to January 31, 2001. Taxes resulting from the Spin-off will be the responsibility of the Subsidiaries. I-Incubator will be responsible for all taxes resulting from the operations of i-Incubator following January 31, 2001.
<P>
BOARD AND SHAREHOLDER APPROVAL: APPRAISAL RIGHTS
<P>
The i-Incubator Board of Directors have unanimously approved the Spin-off after careful consideration. i-Incubator will not hold a meeting or solicit proxies for the Spin-off, as no approval of the i-Incubator stockholders is required under Florida law. Additionally, under Florida law, i-Incubator stockholders have no right to an appraisal of the value of their shares in connection with the Spin-off.
<P>
OUTSIDE CONSULTANTS
<P>
Neither i-Incubator nor the Subsidiaries has engaged a consultant or other outside party to prepare a report, opinion or appraisal in connection with the Spin-off.
<P>
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE SPIN-OFF TO I-INCUBATOR AND ITS STOCKHOLDERS
<P>
The following discussion summarizes the material U. S. federal income tax consequences of the Spin-off that affect i-Incubator and its stockholders and does not address all of the aspects of federal income taxation that may be relevant to i-Incubator and its stockholders. Each shareholder should consult his or her own tax advisor as to the Federal, state, local and foreign tax consequences of the spin-off to such shareholder. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing, temporary and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all of which are subject to change. No assurance can be given that future legislation, regulations, administrative rulings and court decisions will not significantly change these authorities, possibly with retroactive effect. Stockholders should note that this discussion is not binding on the Internal Revenue Service ("IRS") or the courts and that i-Incubator has not sought, and does not intend to seek, a ruling from the IRS as to any of the federal income tax consequences to either i-Incubator or its stockholders of the Spin-off, and no opinion of counsel has been, or will be, rendered to i-Incubator or its stockholders with respect to any of the federal income tax consequences of the Spin-off. The following discussion summarizes the material U. S. federal income tax issues raised by the Spin-off and does not reflect either the special circumstances that may be relevant to a particular stockholder or the effect of the Spin-off under the tax laws of any state, local or foreign jurisdiction.
<P>
As previously discussed, i-Incubator has authorized the Spin-off of the Subsidiaries to its stockholders. i-Incubator will be required to recognize gain on the Spin-off to the extent of the excess, if any, of the fair market value of the Subsidiaries Common Stock over its adjusted basis in the hands of i-Incubator. As of January 31, 2001, 24,325,859 shares of i-Incubator Common Stock were outstanding; therefore, based on the appraisal, the fair market value of the Subsidiaries would be $.01 per share per Subsidiary plus a value for the Wealthhound distribution of $.007 for each i-Incubator share for a total value of $.057.
<P>
As a result of the Spin-off, each holder of i-Incubator Common Stock will be considered to receive, to the extent of i-Incubator's current and accumulated earnings and profits, a taxable dividend includable in income in an amount equal to the fair market value of the Subsidiaries Common Stock received in the Spin-off. The fair market value of the Subsidiaries shares distributed to the i-Incubator stockholders will be reported to each stockholder by way of an IRS Form 1099-DIV (the "Form 1099-DIV"). The portion of the Spin-off to each i-Incubator stockholder that is taxable as a dividend will be reported as "ordinary dividends" in Box #1 of the stockholder's Form 1099-DIV. i-Incubator stockholders that are corporations generally will qualify for the 70% intercorporate dividends-received deduction subject to satisfaction of the requisite minimum holding period (generally, the i-Incubator Common Stock must be held for at least 46 days within the 90 day period of time beginning 45 days before the i-Incubator Common Stock becomes ex-dividend) and other applicable requirements. If the dividend is an "extraordinary dividend," as defined by
Section 1059(c) of the Code, a corporate stockholder generally will be required to reduce its basis in its i-Incubator Common Stock by the amount of the dividends-received deduction it was allowed. An "extraordinary dividend" with respect to common stock is one in which the amount of such dividend equals or exceeds 10% of the stockholder's adjusted basis in its i-Incubator Common Stock and the corporate stockholder had not held the i-Incubator Common Stock for more than two years as of January 19, 2001 (the date the Spin-off was first announced publicly.)
<P>
i-Incubator's management anticipates that the value of the distributed the Subsidiaries Common Stock will not exceed i-Incubator's accumulated earnings and profits. If the value of the distributed the Subsidiaries Common Stock was to exceed i-Incubator's accumulated earnings and profits, the portion of the Spin-off to each stockholder that exceeds i-Incubator's accumulated earnings and profits would be reported as a "nontaxable distribution" in Box #3 of the Form 1099-DIV received by the stockholder. Any such excess would be treated as a non-taxable return of capital to a recipient stockholder and each recipient stockholder would reduce his or her adjusted basis in his or her shares of i-Incubator Common Stock in an amount equal to such excess. To the extent that the non-taxable portion of the Spin-off exceeds a stockholder's basis in his or her i-Incubator Common Stock, the excess would be treated as capital gain. A stockholder thus would recognize capital gain to the extent the amount shown in Box #3 of the Form 1099-DIV exceeds the stockholder's adjusted basis in his or her i-Incubator Common Stock. Gain or loss would be determined separately for each block of i-Incubator common stock (i.e., i-Incubator Common Stock acquired at the same cost in a single transaction) and this gain would be short-term or long-term depending on how long the stockholder has held the shares of i-Incubator Common Stock.
<P>
Each stockholder's basis in the shares of the Subsidiaries Common Stock he or she receives will be equal to the fair market value of these shares on the date of the Spin-off. Each stockholder's holding period for these shares will begin on the day after the date of the Spin-off.
<P>
Payments to a stockholder in connection with the Spin-off may be subject to "backup withholding" at a rate of 31%, unless the stockholder is a (1) corporation or comes within certain exempt categories and, when required, demonstrates this fact, or, (2) provides a correct tax identification number ("TIN") to the payor, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A stockholder who does not provide a correct TIN may be subject to penalties imposed by the IRS. Any amount withheld as backup withholding does not constitute an additional tax and will be creditable against the stockholder's federal income tax liability provided the required information is provided to the IRS.
<P>
The summary of the material U. S. federal income tax consequences set forth above may not be applicable to shareholders who received their shares of i-Incubator Common Stock through the exercise of an employee stock option or otherwise as compensation, who do not hold their shares as capital assets within the meaning of Section 1221 of the Code, who are not citizens or residents of the United States, or who are otherwise subject to special treatment under the Code. Accordingly, because individual circumstances may differ, each stockholder should consult such stockholder's own tax advisor to determine the applicability of the rules discussed above and the particular tax effects to such stockholder of the Spin-off, including the application and effect of state, local, foreign and other income tax laws and changes thereto.
<P>
ACCOUNTING TREATMENT
<P>
As part of the Spin-off, I-Incubator will restate its consolidated financial statements to reflect the Subsidiaries as a discontinued operation. Because the Spin-off is comprised of an ongoing business, the distribution will be recorded at book value rather than at market value.
<P>
REASONS FOR FURNISHING THE INFORMATION STATEMENT TO I-
INCUBATOR STOCKHOLDERS
<P>
This Information Statement is being furnished by I-Incubator to its stockholders solely to provide information to I-Incubator stockholders who will receive the Subsidiaries Common Stock in the Spin-off. It is not, and is not to be construed as, an inducement or encouragement to buy or sell the securities of I-Incubator or the Subsidiaries. The information contained in this Information Statement is believed by I-Incubator and the Subsidiaries to be accurate as of the date set forth on its cover. Changes may occur after that date, and neither I-Incubator nor the Subsidiaries will update the information except in the normal course of their respective public disclosure practices.
<P>
BUSINESSES OF I-INCUBATOR AND THE SUBSIDIARIES AFTER THE
SPIN-OFF
<P>
After the Spin-off, I-Incubator and the Subsidiaries will operate as separate businesses.
<P>
THE BUSINESS OF I-INCUBATOR
<P>
I-INCUBATOR.COM, INC. ("I-Incubator") was incorporated under the name Master Communications Corp. in the State of Florida on May 8, 1997 to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has been in the developmental stage since inception has been an internet incubator and holding company for its Subsidiaries.
<P>
After the Spin-Offs have been consummated, the Company will attempt to locate and negotiate with a business entity for the combination of that target company with the Company.
The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that we will be successful in locating or negotiating with any target company.
<P>
Business Plan
<P>
Our purpose is to seek, investigate and, if our investigation warrants, merge or combine with or acquire an interest in a business entity which desires to seek the perceived advantages of a corporation which has a class of securities registered under the Securities Act. We will not restrict our search to any specific business, industry, or geographical location and we may participate in a business venture of virtually any kind or nature. The Company has entered into negotiations with Waitex.com, Inc. as a possible merger candidate and signed a letter of intent with Waitex. As of this date, no definitive agreement regarding such acquisition has been entered into between i-Incubator and Waitex and the date to finalize an agreement pursuant to the letter of intent has expired. No assurances can be made by the Company that this transaction with Waitex will close. Neither our officers and directors nor any affiliate has engaged in any other negotiations with any representative of any other company regarding the possibility of an acquisition, business combination or merger involving us and another company besides Waitex.
<P>
We anticipate that the selection of a business opportunity in which to participate will be complex and extremely risky. Management believes (but has not conducted any research to confirm) that there are business entities seeking the perceived benefits of a publicly registered corporation. These perceived benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, increasing the opportunity to use securities for acquisitions, providing liquidity for stockholders and other factors; however, we can give no assurance that any of these perceived benefits will be realized. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities difficult and complex.
<P>
The analysis of new business opportunities will be undertaken by, or under the supervision of, our officers and directors. In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for future research, development, or exploration; specific risk factors not now foreseeable but which then may be anticipated to impact the proposed activities of the Subsidiaries; the potential for growth or expansion; the potential for profit; the perceived public recognition or acceptance of products, services, or trades; name identification; and other relevant factors. This discussion of the proposed criteria is not meant to be restrictive of our virtually unlimited discretion to search for and enter into potential business opportunities.
<P>
We may use outside consultants or advisors to assist in the search for qualified target companies. If we do retain an outside consultant or advisor, any cash fee earned by the consultant may need to be assumed by a third party or the target company, as we have limited cash assets with which to pay that type of obligation.
<P>
Following a business combination, we may benefit from the services of others in regard to accounting, legal services, underwritings and corporate public relations. If requested by a target company, our management may recommend one or more underwriters, financial advisors, accountants, public relations firms or other consultants to provide such services.
<P>
A potential target company may have an agreement with a consultant or advisor providing that services of the consultant or advisor be continued after any business combination. Additionally, a target company may be presented to us only on the condition that the services of a consultant or advisor be continued after a merger or acquisition. These types of preexisting agreements of target companies for the continuation of the services of attorneys, accountants, advisors or consultants could be a factor in the selection of a target company.
<P>
Acquisition Opportunities
<P>
In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business.
<P>
While the terms of a business transaction to which we may be a party cannot be predicted, it is expected that the parties to the business transaction will desire to avoid the creation of a taxable event and thereby structure the acquisition in a "tax-free" reorganization under Sections 351 or 368 of the Internal Revenue Code of 1986.
<P>
With respect to any merger or acquisition negotiations with a target company, our management expects to focus on the percentage ownership of our common stock which target company shareholders would acquire in exchange for their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, our stockholders will in all likelihood hold a substantially lesser percentage ownership interest in us following any merger or acquisition. The percentage of ownership may be subject to significant reduction in the event we acquire a target company with substantial assets.
<P>
We will participate in a business opportunity only after the negotiation and execution of appropriate agreements. Although the terms of these agreements cannot be predicted, generally these types of agreements will require representations and warranties of the parties to the agreement, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by the parties prior to and after the closing, will outline the manner of bearing costs, including costs associated with our attorneys and accountants, and will include miscellaneous other terms.
<P>
We will not restrict our search for any specific kind of business entity, but may acquire a venture which is in its preliminary or development state, which is already in operation, or in essentially any stage of its business life. It is impossible to predict at this time the status of any business in which we may become engaged.
<P>
We do not intend to restrict our search for business opportunities to any particular geographical area or industry, and may, therefore, engage in essentially any business, to the extent of our resources. This includes industries such as information technology, finance, natural resources, manufacturing, product development, medical, communications and others. We may seek a business opportunity with entities which wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries. Our discretion in the selection of business opportunities is unrestricted, subject to the availability of such opportunities, economic conditions, and other factors.
<P>
As a consequence of this registration of securities, any entity which has an interest in being acquired by, or merging into, us is expected to be an entity that desires to become a public company and establish a public trading market for its securities. There are various reasons why an entity would wish to become a public company, including:
<P>
     * the ability to use registered securities as currency in acquisitions of assets or businesses;
     *  increased visibility in the financial community;
     *  the facilitation of borrowing from financial
        institutions;
     *  increased liquidity to investors;
     *  greater ease in raising capital;
     *  compensation of key employees through varying types
        of equity incentives;
     *  enhanced corporate image; and
     *  a presence in the United States capital markets.
<P>
Management believes that the sought after business
opportunity will likely be:
<P>
    * a business entity with the goal of becoming a public company in order to use our registered securities for the acquisition of assets or businesses;
    * a company which is unable to find an underwriter of its securities or is unable to find an underwriter of its securities on terms acceptable to it;
    * a company that wishes to become public with less dilution of its common stock than would occur upon an underwriting;
    * company that believes that it will be able to obtain investment capital on more favorable terms after it has become public;
    * a company that wishes to avoid the time delays associated with the registration process;
    * a company that wishes to avoid the significant expenses which would be incurred in a public offering; or
    * a foreign company that wishes to make an initial entry into the United States securities markets.
<P>
We are unable to predict when we may participate in a business opportunity. We expect, however, that the analysis of specific proposals and the selection of a business opportunity may take several months, or perhaps longer.
<P>
THE BUSINESS OF THE SUBSIDIARIES
<P>
I-REALTYAUCTION.COM, INC.
<P>
I-RealtyAuction.com, Inc.("i-Realty", "we" or the "company") was incorporated under the name i-RealtyAuction.com, Inc. in the State of Delaware on November 24, 1999 and is a development stage company which is completing a specialized online person-to-person trading website dedicated to bringing together residential real estate sellers and buyers. The website will reside at "http://www.i-realtyauction.com" and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and consummate transactions directly, thereby bypassing the time and expense of intermediaries. In addition, i-Realty owns the domain names "i-RealtyAuction.com", "i-RealtyAuction.net",
"iRealtyAuction.com" and "iRealtyAuction.net". Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create an integrated real estate site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its anticipated strategic partners. i-Realty may also achieve this goal by growing through acquisitions of companies and businesses in complimentary industries.
<P>
In addition to the auction, anticipated products offered through strategic partners will include: mortgage finders and calculators, homeowners insurance, property value analysis, credit reports, hazard reports, moving companies, relocation assistance, property appraisal and inspection, home improvement specialists and image hosting services for showing your property on line.
<P>
Although it is anticipated that users will be required to register prior to posting a home listing or bidding, the company does not plan to charge for these services in order to attract a critical mass of users to the site. Revenues will be generated from non-refundable listing fees charged to the sellers of the property who want to conduct an auction, partnerships with third-party value added providers, and advertisers on our site. No commission fees shall be paid to the Company upon the sale of any property listed on the site.
<P>
Industry Background
-------------------
<P>
<P>
The Internet is a significant interactive global medium for communication, information and commerce. It is enabling millions of people worldwide to share information, communicate and conduct business electronically. Growth is being driven by the large and growing number of personal computers ("PCs") installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers.
<P>
i-Realty believes the primary uses of the Internet as a medium of electronic commerce are as follows:
<P>
Business-to-Person Applications.
--------------------------------
<P>
A growing number of businesses have been using the Internet as a low-cost sales and distribution channel. Business commerce use of the Internet revolves around both business-to-business and business-to-person transactions. We believe that this interest in online commerce is fueled in part by:
<P>
          -Online Interactivity. Businesses can use the Internet to interact with customers in a real-time personalized transaction experience that provides the business with significant marketing flexibility. On the Internet, a business can frequently adjust its featured selections, pricing and visual presentation. Also, these businesses can display a larger number of products than a traditional store-based or catalog retailer.
<P>
          -Global Scope of the Internet. Businesses that use the Internet as a sales and marketing channel are able to reach and serve a large and geographically diverse customer base electronically from a central location. Also, businesses can easily obtain demographic and related customer data that provides additional opportunities for direct marketing and personalized services.
<P>
          -Decreased Sales Costs. Businesses that use the Internet can access a global market without the high costs associated with additional retail channels. Online retailers and distributors do not have the burden of managing and maintaining multiple retail stores or the significant printing and mailing costs of catalogues.
<P>
          -Reduced Inventory Costs. Many businesses that use the Internet are able to have products shipped to consumers directly by the manufacturers. This reduces inventory costs and decreases exposure to inventory obsolescence.
<P>
Person-to-Person Applications
-----------------------------
<P>
Person-to-person trading has traditionally been conducted directly through classified advertisements, collectibles shows, garage sales and flea markets or through intermediaries, such as auction houses and local dealer shops. These markets are highly inefficient and their fragmented, regional nature makes it difficult and expensive for buyers and sellers to meet, exchange information and complete transactions. Also, the localized nature of these markets results in a limited variety and breadth of goods available in any one auction. An Internet-based trading solution offers several advantages over traditional person-to-person trading mediums, such as:
<P>
          - Facilitating the meeting of buyers and sellers, listing items for sale, exchanging information, interacting with each other and consummating transactions.
<P>
          - Allowing buyers and sellers to trade directly with one another, thereby bypassing traditional intermediaries and lowering costs for both parties.
<P>
          - Providing a global marketplace, which gives buyers a broader selection of goods to purchase and sellers the opportunity to sell their goods efficiently to a wider base of buyers.
<P>
          - Offering significant convenience, by allowing trading at all hours and providing continually-updated information.
<P>
We plan on offering person-to-person applications with additional real estate portal services.
<P>
i-RealtyAuction.com Details
---------------------------
<P>
Acquiring Viewer Base
<P>
The first element of our business model is to try to generate an audience/membership. The higher the number of viewers on our web site, the greater our value becomes to potential members, clients and strategic partners. This initiative will hinge on a successful advertising campaign and public relations strategy. The effort should be as targeted and cost effective as possible, since this represents the company's largest cost allocation. Preliminary advertising channels have been identified, and we anticipate that a membership can be attained. I-Realty will try to attract individuals who are interested in buying or selling a home by providing a unique auction environment as well as a comprehensive offering of home purchasing and selling services.
<P>
The Auction Process
<P>
Registering
------------
<P>
-Buyers
<P>
While any visitor to i-Realty's website will be able to browse through its service and view the real estate properties listed for auction, a user will first have to register with the company in order to bid on a real estate property. Users will register for free by completing a registration form on their sign up page. The registration form records contact information, mailing address and validates e-mail address. The bidder will then be given an identification number for use when bidding. Once registered, a customer will be able to bid or buy immediately on any of the listed properties.
<P>
-  Sellers
<P>
Registration will be required for all individuals or agents that want to post a home or real estate property on the i-Realty site. Because there will be a listing fee charged for each listing, the user will have to provide i-Realty with a valid credit card as well as a verified mailing address and e-mail.
<P>
Navigating
<P>
The site will contain a listing of product categories that will allow for easy exploration of current auctions. Bidders will be able to search for specific real estate properties by browsing through a list of auctions within a category or subcategory of properties and then click through to a product page for a detailed description of a particular home. Each auction will be assigned a unique identifier so that users can easily search for and track specific home auctions.
<P>
The site will also feature a search engine to provide our users with the tools to find a desired home or residence being auctioned on the i-Realty site. Users will be able to search by specific location, house characteristics (square feet, bedrooms, bathrooms, property size, etc), price range, and specific keyword searches. For example, if a user wanted to find if we were auctioning off a 2 bedroom apartment in New York City, the user could simply enter "Manhattan" and "2 Bedroom" and the search engine would create a list of apartments, including the house identification number and the specific status of the auction. The addition of the search engine will save the users valuable time when they have a specific home in mind.
<P>
Obtaining Information about a Property
---------------------------------------
<P>
On the website, customers will be able to obtain detailed information on each home which is up for bid. Each property features a specific page containing:
<P>
     - a detailed house/condo/apartment description
     - a full-color image of the space
     - pricing
     - specific owner conditions for the sale outside of
       price
     - length/expiration of auction time
     - bidding increments
     - the item identification number
     - the minimum bid
<P>
Bidding on a Property
---------------------
<P>
-The buyer
<P>
Once registered, it is anticipated that a customer will be able to bid or buy at will. As bids are received, the i-Realty website will be instantly updated to display the current high bidder's user name. If a user places a bid, and then another member places a higher bid, the original bidder will receive an e-mail message from i-Realty notifying them that they have been outbid, and will ask them if they would like to make a higher bid.
<P>
i-Realty also plans to offer the "InstaBid" auction feature, which will give users an automated bidding option. The bidder will be asked to specify the maximum amount that she would be willing to spend on a particular property. Once that amount is entered, the InstaBid feature would monitor the bidding activity on a particular property, and would automatically enter higher bids for the user if her previous bid is matched or exceeded by another bidder, up to the maximum dollar amount originally specified by the bidder. This feature will allow potential users greater freedom and time savings when participating in an auction.
<P>
-The seller
<P>
At the start of the auction it is anticipated that each seller/poster will have the option to specify the duration of their auction (up to 30 days), the "reserve price" below which he/she will not sell the property, and the specific bidding increments. If a bidder comes in with an appropriate auction price above the minimum price, then the seller/poster will receive the contact information of the bidder, and will be free to pursue a direct transaction.
<P>
Once i-Realty brings together the seller with the winning bidder, the transaction is performed between the two respective parties and does not involve the Company.
<P>
Community
<P>
One of our main objectives will be to create a sense of community amongst our users to draw large audiences, encourage repeat visits and keep users engaged, while protecting their privacy and consumer interests. i-Realty is anticipating the creation of a system where each user of the service will have an ability to post comments about other users of the service directly into the target member's profile sections. These profile sections may be viewed by other members. Users will be prevented from leaving comments in their own profile. For example if a bidder recognizes the user name/or number of an individual or agent who has previously posted a home for sale, and they have had a negative experience with the individual, they can post their comments into the seller's profile, and other bidders can access these comments. Conversely, if a seller has had a positive experience with a bidder, they will be able to post comments into the bidder's profile as well. This system will not only promote a sense of community on the site, but may also serve as a deterrent for fraud and abuses.
<P>
Real Estate Portal Products
<P>
The company's goal is to create an integrated real estate portal for individuals on both sides of the transaction, and offer a one-stop solution for most services related to buying or selling a home. i-Realty anticipates that it will enter into strategic relationships with the top providers of home services and offer links from its site directly to the home pages of our designated partners. Through these anticipated affiliations i-Realty hopes to offer users access to the following products:
<P>
     1. Mortgage finders and calculators will provide potential buyers with financing for the purchase;
     2. Credit reports will allow users to check on the status of their credit as they are considering a home or property purchase;
     3. Homeowners insurance will provide existing homeowners or potential buyers with protection for their asset;
     4. Hazard reports will help customers determine the desirability, financability, insurability and potential problems with any property anywhere in the U.S. in moments, via the Web;
     5. Moving companies will list their services on the i-Realty website, and will allow members to shop around for the most cost effective alternative when it is time to move in or out of their home;
     6. Relocation assistance services and programs will familiarize users with new areas and facilitate the adjustment process after moving;
     7. Property appraisal services will allow users to gauge the value of a home if they are buying or selling;
     8. Property inspection services will be offered to facilitate the closing process;
     9. Home improvement merchant links will be set up across a full line of products and services for the home;
     10. Image hosting services will allow sellers to showcase their property on-line with virtual 360-degree views of the space; and
     11. Utilities will be offered online for all living
         needs.
<P>
Revenue
<P>
Listing Fees
------------
<P>
It is anticipated that each seller will be charged a placement fee for each individual auction. In the event that an auction is unsuccessful, the seller will be offered a reduced rate on each ensuing auction that is initiated for the same property. We anticipate selling listing fees in bulk, and working with both individuals who wish to sell their homes, as well as real estate agents and regional real estate brokers with an extensive inventory of properties that may be auctioned on our site.
<P>
Strategic partners
------------------
<P>
The partnerships that we anticipate forming with our on-line service providers and merchants who will include a link directly from our website directly to their home page. This type of arrangement is mutually beneficial for both parties. It will provide, a one-stop access to a wide range of real estate services for i-Realty's members, and at the same time bring new customers and revenue to our partners. To date i-Realty has not forged any strategic alliances. Because more value is usually placed on customers and revenue, it is anticipated that the company will be able to derive revenue from these relationships via several different arrangements including CPC, CPA and/or revenue sharing. Depending on the specifics of each partner relationship, one or a combination of these compensation methods may be used. The following is a description of each:
<P>
- Cost Per Click (CPC)
<P>
The intended increase in traffic to each third-party service provided by the company will enable us to charge each retailer a click-through rate, or a fee for each click called a CPC. This rate will be determined on an individualized basis with each partner. The CPC rate is a fee that is charged every time an i-Realty member clicks on any link to another company's site. This method of generating revenue is directly contingent upon how many members we have, as the probability of an actual click occurring becomes higher with more traffic on the i-Realty site.
<P>
The CPC rate must be specific for each client or strategic partner, based on their traffic needs. The more existing traffic there is on a site, the less valuable each click is for them. However, for a brand new site the need to generate traffic is more immediate. Consequently, the more established sites will be charged a lower CPC rate.
<P>
- Cost Per Acquisition (CPA)
<P>
In some instances the company anticipates that it will make sense to charge a flat fee for each new customer that it delivers to a strategic partner. For example in the case of a mortgage partner, i-Realty anticipates receiving a flat fee for each closed mortgage.
<P>
- Revenue Sharing
<P>
For e-commerce partners, i-Realty anticipates asking for a fixed percentage of revenues obtained through purchases made by customers that are i-Realty members. The growing memberships may provide opportunities for these businesses to increase their on-line revenues.
<P>
The revenue arrangement will be determined by the strategic partner's industry dynamics relative standing in their respective industry, and marginal value that the partner derives from additional customers and revenues.
<P>
Advertising on i-RealtyAuction.com
-----------------------------------
<P>
The anticipated traffic on the i-Realty website will also allow for the company to receive advertising sales revenues from potential advertisers. Advertising sales on i-Realty is a way that we can possibly generate revenue from a diverse selection of marketplaces. I-Realty intends to create a variety of different options and packages for companies that would purchase advertising space on its site. These companies are not limited to the real estate industry, but can come from a variety of related industries including: major banks and credit cards, automobile manufacturers, the travel industry, fitness products and gyms, restaurants and any industry that can benefit from a group of consumers with significant potential spending power.
<P>
These advertisements will be in the format of click-on banners and buttons of varying sizes that will link the viewer directly to the advertisers' home page. The pricing for these ads will be based on a CPM rate, or cost per thousand impressions which the number of times the ad appears on this site. The CPM rate is derived from the number of exclusive viewers on a site at a given time, or how many viewers will actually see the ad. Therefore, the higher i-Realty's membership number, the more its advertising space is in demand. This further outlines the company's initial priority to draft a large viewer base in order to generate maximum profit from sale of our advertising space. The CPMs i-Realty will charge are also dependent on our members click through rates, and on the individual advertiser. Newer advertisers are willing to pay more for each new customer and would pay a higher rate per click.
<P>
Future Revenue Opportunities
----------------------------
<P>
Future possibilities for generating income include strategic partnerships and/or acquisitions of other auction sites, vertical integration into the real estate brokerage business, horizontal integration into the businesses of our anticipated partners (i.e. mortgage providers, home insurance, imaging services, etc.) or agreements to be the host for other third party auctions.
<P>
Legislation
<P>
Government Regulation
---------------------
<P>
i-Realty's industry is subject to national and local real estate laws. Because the company is not a licensed real estate broker, it is prohibited from charging an agent's commission on completed real estate transactions. The company's revenue model with its members is thus built around auction placement fees as opposed to a percentage of a completed home sale.
<P>
The auction industry is not currently subject to direct federal laws or regulations applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:
<P>
     - user privacy
     - freedom of expression
     - pricing
     - content and quality of products and services
     - taxation
     - advertising
     - intellectual property rights
     - information security
<P>
The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our services, increase the cost of doing business or in some other manner have a material adverse effect on our business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.
<P>
State Laws
-----------
<P>
Several states have proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. Changes to existing laws or the passage of new laws intended to address these issues could create uncertainty in the marketplace that could reduce demand for our services or increase the cost of doing business as a result of litigation costs or increased service delivery costs, adversely affecting our business, financial condition and operating results.
<P>
Competition
<P>
There are several direct competitors in this industry, but i-Realty believes that there is enough current demand to support another entrant. The competitors include but are not limited to:
<P>
     1. Ziprealty.com offering real time online real estate
        auctions
     2. AuctionAdvantage.net offering online real estate
        auctions.
     3. Regional and local offline real estate auctioneers, who advertise their auctions on line
<P>
In the future, the company may encounter competition from other real estate auctions that are still in the process of constructing their websites, but are showing a future commitment to e-commerce for their business. Many of i-Realty's competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than the company. There can be no assurance that the company's competitors will not develop Internet or real estate products and services that are superior to those of i-Realty or that achieve greater market acceptance than the company's offerings.
<P>
The Company may also compete with online services and other website operators as well as traditional off-line auctions for a share of advertisers' total advertising budgets. There can be no assurance that the Company will be able to compete successfully against its current or future competitors or that competition will not have a material adverse effect on the Company's business, results of operations and financial condition. However, auctions over the Internet break down any previously existing boundaries, creating an international marketplace for products. These facts create the ideal opportunity to introduce a web site like i-Realty that combines all aspects of the real estate and auction industry.
<P>
Employees
<P>
As of January 19, 2001, i-Realty employed a total of two persons on a part time basis. In addition, depending on demand, the company will utilize manpower agencies to contract between additional persons on a temporary, part-time basis. None of the company's employees are represented by a labor union. I-Realty believes that its relations with its employees are good.
<P>
Properties
<P>
i-Realty's base facility, from which it conducts substantially all of its operations is located in Miami, Florida. The company presently shares office space with i-Incubator.com, Inc., its majority shareholder, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Michael D. Farkas, President of i-Realty is the President and sole shareholder of Atlas Equity Group, Inc. The landlord is not affiliated with us. No rent is being charged to i-Realty.
<P>
Litigation
<P>
i-Realty is not currently a party to any material legal
proceeding.
<P>
      MANAGEMENT OF I-REALTY FOLLOWING THE SPIN-OFF
<P>
DIRECTORS AND OFFICERS
<P>
After the Spin-off, the following officers and directors
shall serve i-Realty:

              NAME                                 POSITION
              ----                                 --------
<P>
        Michael D. Farkas                 President & Director
        Jamee M. Kalimi                   Vice President, Secretary & Director
<P>

<P>
Set forth below is certain biographical information on such officers and directors:
<P>
Michael D. Farkas, 28, has been the President and Director of i-Realty since inception. Mr. Farkas has been the Chairman of the Board of Directors and Chief Executive Officer of Wealthhound.com, Inc. a publicly traded company listed on the National Quotations Bureau Pink Sheets (NQB:WLTH) since March 7, 2000. He is Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Global Realty Management Group, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board (OTCBB:GRMG) and is on the Board of Directors of i-Incubator.com, Inc., a publicly traded company listed on the OTC Electronic Bulletin Board (OTCBB:INQU). Prior to joining i-Realty, Mr. Farkas founded Atlas Recreational Holdings which owns a controlling interest in Holiday RV Superstores, Inc., a publicly traded company on Nasdaq (NASDAQ:RVEE). Since 1995, Mr. Farkas has concentrated his business activities on mergers and acquisitions, financial consulting and fund raising primarily in the telecommunications, information technology and other hi-tech ventures through Atlas Equity Group, Inc. and Warrior Equity Partners, Inc. (each of which Mr. Farkas founded and is President). He has also specialized in mergers and acquisitions for various entrepreneurial companies and prior to that served as a financial consultant to several NYSE member firms including Paine Webber and Prudential Securities.
<P>
Jamee M. Kalimi, 32, has been Vice President, Secretary and Director of i-Realty since inception. She has worked in marketing and telecommunications and has a strong ability to create new strategies and business plans. Since 1998, Ms. Kalimi has been President and Director of i-Incubator.com, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board. (OTCBB:INQU). Ms. Kalimi is also President of i-CarAuction.com, Inc., i-AntiqueAuction.com, Inc. and i-Aerobids.com, Inc. and is Vice President and Secretary of i-Teleco.com, Inc. all of which are subsidiaries of i-Incubator.com, Inc. Ms. Kalimi has been heavily involved in the telecommunications industry since 1990, specializing in pay per call services and the marketing of such services. She has an active real estate license in the State of Florida which was obtained in 1995. Prior to working for the company, she was an assistant to Mr. Farkas, the President of Atlas Equity Group, Inc. from February 1998 to October 1998. She worked as a Real Estate Sales and Leasing Manager for Sclar Realty from April 1996 to February 1998 and President of AvJam Communications, Inc. from January 1994 to April 1996.
<P>
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Director's fees and reimburse Directors for expenses related to their activities.
<P>
None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.
<P>
EXECUTIVE COMPENSATION
<P>
The following table sets forth the compensation for the years ended December 31, 2000 for the President and Secretary of i-Realty. All, if any, of such compensation was paid by I-Incubator for services performed for I-Incubator and i-Realty prior to the Spin-off. Following the Spin-off, the compensation of i-Realty's officers and other employees will be paid solely by i-Realty.

                            SUMMARY COMPENSATION TABLE
Name                 Position             Year        Salary  Bonus   Other Stock  Options
-----------------------------------------------------------------------------------------
Michael D. Farkas   President/Director    2000          $0      0          0          0
<P>
Jamee M. Kalimi     Vice President        2000          $0      0          0          0
                    Secretary/Director

<P>
EMPLOYMENT AGREEMENTS
<P>
i-Realty has not entered into employment agreements with its officers and directors at this time.
<P>
STOCK OPTION PLANS
<P>
Immediately following the Spin-off, i-Realty will not have any formal stock option plans. If the Board of Directors deems it advisable, i-Realty may, in the future, adopt a stock option plan in accordance with all applicable legal requirements.
<P>
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
<P>
The Company presently shares office space with i-Incubator.com, Inc. in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc., an affiliated entity. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Michael D. Farkas, President of i-Realty is the President and sole shareholder of Atlas Equity Group, Inc. The landlord is not affiliated with us. No rent is being charged to i-Realty. We believe that this space is sufficient for us at this time.
<P>
We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners. We are a subsidiary of a parent company, i-Incubator.com, Inc. Since inception, we have not entered into any transactions with promoters other than our officers and directors Michael D. Farkas and Jamee M. Kalimi.
<P>
i-Realty has executed two (2) promissory notes with Atlas Equity Group, Inc. ("Atlas Equity") for a total of $5,000 which Atlas Equity loaned to the company. On October 25, 2000, Atlas Equity loaned $3,000 to i-Realty which is payable on January 24, 2001 and is accruing interest a the rate of ten (10%) percent per annum. On November 10, 2000, Atlas Equity loaned $2,000 to the company which is payable on February 9, 2001 and is accruing interest at the rate of
ten (10%) percent per annum.   Atlas Equity is owned solely
by Michael D. Farkas who is the President of i-Realty.
<P>
On September 11, 2000, i-Realty entered into an agreement to purchase the domain names "i-RealtyAuction.com", "i-RealtyAuction.net", "iRealtyAuction.com" and
"iRealtyAuction.net" from Michael D. Farkas, the President of i-Realty for $50,000. To date the $50,000 has not been paid by i-Realty to Michael D. Farkas.
<P>
I-Realty paid $50,000 to Envitro.com, Inc. for the creation of the corporate website which to date has been paid in full. Envitro.com, Inc. is a wholly owned subsidiary of Wealthhound, Inc. which is a wholly owned subsidiary of Wealthhound.com, Inc. Michael D. Farkas, the President of i-Realty is the chief Executive Officer and principal shareholder of Wealthhound.com, Inc. In addition, i-Incubator.com, Inc., the parent of i-Realty, is a shareholder of Wealthhound.com, Inc.
<P>
Global Realty Management Group, Inc. owns thirty (30%) percent of the issued and outstanding shares in i-Realty. Michael D. Farkas, President of i-Realty is Executive Vice President, Chief Financial Officer, Treasurer, Secretary and a principal shareholder of Global Realty Management Group, Inc.
<P>
Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not formulated, and do not intend in the future to formulate a policy for the resolution of such conflicts.
<P>
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF I-REALTY
<P>
The following discussion should be read in conjunction with i-Realty's Financial Statements and Notes set forth elsewhere in this Information Statement.
<P>

                         For the Nine Months ended     From November 24, 1999(inception)
                         September 30, 2000            to December 31, 1999
                         ---------------------------------------------------------------
Development Stage Revenues                $0                          $0
<P>
Development Stage Expenses          (104,572)                     (4,883)
<P>
Deficit Accumulated During
Development Stage                   (104,572)                     (4,883)

<P>
The following discussion and analysis should be read in conjunction with the financial statements of i-Realty and the accompanying notes appearing subsequently under the caption "Financial Statements." The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. The company's actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.
<P>
During the past nine months, i-Realty has spent considerable time and capital resources defining and developing its strategic plan for delivering and operating on line sales and auction technology.
<P>
Development Stage Revenues
--------------------------
<P>
The company's operations have been devoted primarily to raising capital for creation of the i-Realty website. i-Realty was incorporated in Delaware on November 24, 1999. Michael D. Farkas is the President and Director and Jamee M Kalimi is the Vice President, Secretary and Director of i-Realty.
<P>
After the Spin-off, i-Incubator.com, Inc. will no longer be the parent company of i-RealtyAuction.com, Inc. since it will distribute its 3,500,000 shares of i-Realty common
shares to its shareholders.   The ability of the i-Realty to
achieve its business objectives is contingent upon its success in raising additional capital until adequate revenues are realized from operations.
<P>
Development Stage Expenses
--------------------------
<P>
Development stage expenses increased by $99,689 or 2,041% from the initial short year ended December 31, 1999. This increase was primarily due to the purchase of a domain name and developing a corporate website. In addition, we have utilized funds engaging various consulting and managerial services in search of licensing, corporate acquisitions and advertising.
<P>
Liquidity and Capital Resources
-------------------------------
<P>
Despite capital contributions and related party loans, the company from time to time experienced cash flow shortages that have slowed its growth. During 2000, the consequences of those cash flow shortages has been an increase of accrued expenses and stockholder loans, bringing those figures to $104,572 and $5,000 respectively at September 30, 2000.
<P>
The company has primarily financed its activities from loans from a related party. A significant portion of the loans has been used to cover working capital needs such as office expense and various consulting and professional fees.
<P>
i-Realty continues to experience cash flow shortages, and anticipates this continuing through the foreseeable future. Management believes that additional funding will be necessary in order for it to continue as a going concern. The Company is investigating several forms of private debt and/or equity financing, although there can be no assurances that the Company will be successful in procuring such financing or that it will be available on terms acceptable to the Company.
<P>
I-TELECO.COM, INC.
<P>
i-Teleco.com, Inc. ("i-Teleco", "we" or the "company") was incorporated under the name Mastertel Communications Corp. in the State of Florida on December 16, 1998. On December 2, 1999, the Company filed a Certificate of Amendment changing the name of the Company to i-Teleco.com, Inc.
<P>
i-Teleco is a development stage company which will provide telecommunications services in various markets throughout the United States. The result is that we anticipate that we will become a provider of local and long distance telephone services and related services. Ultimately, we intend to provide local and long distance services plus Internet access, Personnel Communications Services ("PCS"), cellular, paging, facsimile, enhanced calling cards, prepaid phone cards and calling cards and video communications services. We also intend to qualify as an "Integrated Communications Provider" ("ICP") under the Federal Telecommunications Act of 1996 (the "Telecommunications Act"). Under the Telecommunications Act, such ICPs can offer cellular, PCS, paging, voice mail, and a host of other telecommunications services along with local and long distance service. We intend to target its services to small and mid-size commercial end users.
<P>
Presently, we have received our licenses to operate as a local and long distance reseller in Texas, California, New
York and Florida.   i-Teleco intends to apply for local
reseller licenses in other states.   In addition, we own our
own domain name www.i-Teleco.com.
<P>
i-Teleco anticipates becoming a global provider of long distance telecommunications and inter-connectivity solutions. i-Teleco anticipates that it will leverage a robust infrastructure, state of the art telephony architecture and its relationship with anticipated business partners to deliver high quality voice and data distribution products. i-Teleco will take advantage of management's expertise in growing revenues by extending the company's anticipated strategic partner network, by negotiating reseller agreements with premier carriers and by making strategic acquisitions of regional telecommunication companies.
<P>
The company anticipates that the aforementioned initiatives will position i-Teleco to take advantage of economies of scale: thereby reducing i-Teleco's expense base and enabling i-Teleco to offer competitive rates to their customers. In addition, by co-sourcing, and in some cases, outsourcing the administrative functions, i-Teleco will reap additional cost reduction benefits that can then be passed on to the consumer.
<P>
The business plan calls for the rapid integration of i-Teleco's acquisitions. The company anticipates that these acquisitions will not only be in the area of regional telecommunications but may also include telephony hardware and software providers, WAP specialized companies, Internet service providers, calling card marketing firms and telecom hotels. The goal of these acquisitions is to extend the reach of i-Teleco's market and to increase the number of
products and services the company will provide.   Through
the anticipated successful vertical integration of acquisitions and i-Teleco developed products, the company will be in a position to offer its customers a comprehensive suite of inter-connectivity solutions.
<P>
i-Teleco's vision is to offer a wide range of products and services to customers who have growing telecommunication based requirements. On one level, i-Teleco anticipates it will take care of the customer's long distance and other connectivity requirements. On another level, i-Teleco will attempt to provide the customer with a resource for navigating through the complex and ever changing world of
converging communication technologies.   In a sense, i-
Teleco intends to become a virtual business partner who can ensure the highest quality and most reliable solutions for today's business and residential telecommunications.
<P>
The aforementioned points translate into the following
mission statements:
<P>
     1.     Enhance proven models with a coherent consumer
            plan.
     2.     Earn and retain consumer loyalty.
     3.     Eliminate competitive pressures and expand
            revenues.
     4.     Innovate and add new features to current
            products.
     5.     Expand market share across the Internet.
<P>
i-Teleco's mission is to become a provider of communication and inter-connectivity solutions to business and residential customers. The convergence of voice, data and internet technologies has made it a competitive advantage for companies to harness the synergies that this presents. The key is to translate these technological advances into practical business solutions. Too often telecommunication providers have not mastered the ability to understand a customer's needs and do not realize how daunting the new age of communication can seem.
<P>
Presently, traditional carriers dominate both the regional and long distance data transmission markets. New companies who use web-based telephony to increase throughput are gaining market share and making inroads in the traditional long distance and regional communication markets. Calling card marketing firms and other specialty niche companies have been profitable by focusing on target markets and by negotiating favorable terms for the lines they lease from
the major carriers.   These events have left the market for
regional and long distance data transmission both fragmented and without clear standards for the structure or transmittal of data.
<P>
It is becoming exceedingly difficult for the smaller regional and specialty telecommunications firms to compete with the larger carriers. Clients would rather deal with a telecommunications firm that can supply all of their data transmission needs and not just a particular segment. The reasons are obvious: a client does not want to have to manage 4 or 5 separate companies and have to spend time
trouble shooting which segment is not working.   Although
the major telecommunication providers do offer a global reach and nearly end-to-end solutions, customers, particularly small business owners, feel neglected. The major telecommunications providers do not offer the same level of customer service to the small to medium size business owners as they would to their larger corporate clients.
<P>
At the same time, those new telecommunications companies that employ web-based technologies are slow to embrace the insatiable need by their clients for customer service. The rapid pace of technological advancement and the ever increasing requirements placed upon the telecommunications provider have sometimes left the customer without adequate recourse for having their needs and problems handled in an efficient manner.
<P>
Our marketing strategy will be to provide the consumer or business with a single source for all of their telecommunications needs, all billed on a single invoice. Our customers will receive a "Management Report Style" invoice, one that is easily read and understood on an all-in-one-bill. We will format customer invoices and out-source printing and mailing. I-Teleco is currently working towards a real time Internet bill presentation. Online payment works to our benefit by ensuring prompt payment, no postage expense and minimal bad debt.
<P>
Our current business strategy is to provide telecommunications services in the following geographical areas:

New York City, New York          Miami, Florida              Orlando, Florida
San Francisco, California        Los Angeles, California     Dallas, Texas
Las Vegas, Nevada                Chicago, Illinois

<P>
We also anticipate that we will grow through acquisitions of income producing telecommunication companies. Acquisitions will be determined based upon the operating structures of the target, including the quality or existence of sales, billing and customer service departments. The company intends to consolidate the operations of the acquired entities into a single operation resulting in significant cost savings and substantial revenues within a minimal period of time. Operational functions such as billing, customer service and management functions will be centralized, thereby eliminating redundant systems and functions. We will utilize the existing billing and customer services infrastructure of the acquired entities where appropriate, and expand or contract such infrastructure as operations dictate. The company anticipates that its acquisition strategy will also provide us with immediate revenues which will, upon reaching a certain level, provide i-Teleco with advantages resulting from economies of scale.
<P>
Once we have acquired a reseller, we will contact the resellers' customers with a view towards marketing to the customer a host of other telecommunications services we offer. Management believes that its ability to customize telecommunications services and its effective pricing of services, along with the attractiveness of single invoicing, will attract customers and expand current usage by existing customers.
<P>
According to the Telecommunication Industry Association, the telecommunications industry has grown more than twice as fast as the U.S. economy, generating nearly $518 billion in spending. The Telecommunication Industry Association report goes on to list the following factors as the reasons for the increased spending:
<P>
     -The need to transmit larger volumes of information. -Increased spending by small and medium-sized companies.
     -The desire to integrate voice and data.
     -Greater interoperability of equipment stemming from
      the development of standards.
     -The search for cost-effective solutions.
     -An expanding international market.
<P>
The fastest growth has occurred in systems with 1,000 lines or less; this is a clear sign that small and medium sized companies are acquiring the technology previously only available to large companies. Many of these small businesses are becoming broadband subscribers. This has led to an exponential rate of growth for broadband services and a wealth of new applications that exploit the speed and capacity broadband offers.
<P>
Wireless communications and frame relay solutions have just begun to gain popularity with smaller companies and should afford smaller businesses the same productivity gains presently being realized by larger corporate consumers.
<P>
Within the long distance market, resale is the fastest
growing segment.   In 1998 and again in 1999 revenues from
resold long distance services have had a compounded annual growth rate of nearly 20%. Of course, this statistic does not belie the fact that the three major carriers, MCI/Worldcom, ATT and Sprint currently control over 70% of the market for long distance. Yet the trend indicates that the resellers of long distance service who can compete effectively will take away market share from the "traditional" providers.
<P>
In each of the markets we intend to serve, we will seek to become a competitor to the incumbent local exchange carrier ("I-LEC") for its targeted customers by providing an integrated package of high quality local, long distance and enhanced telecommunications services at competitive prices. The company will try to serve as a competitive local exchange company ("C-LEC") to enter the local telephone service business. Under the Telecommunications Act, I-LECs must provide C-LECs such as the company with access to their facilities at a substantial discount thereby enabling C-LECs to provide local telephone services to the public. We anticipate that we will be able to offer telecommunications services to customers at less than the prices which the customer can obtain if they purchase the services directly from the I-LECs.
<P>
i-Teleco anticipates that its market segment will primarily encompass residential consumers and middle market companies headquartered in large metropolitan areas (but with significant national and international branch offices). i-TeleCo.com expects the largest growth in demand and the highest margins will be realized by targeting these consumers. Typically, this customer base will have anywhere from 10-1,000 external lines, basic voice processing requirements (voice mail, automatic call distributors, interactive voice response and predictive dialing) and varying degrees of need for calling card services, internet service and wireless access.
<P>
These consumer's businesses will range from technology, consumers products and healthcare to financial, energy and transportation. Professional offices such as law firms and medical practices will also be target markets. These sectors will be extremely price sensitive but, at the same time, attach a premium to superior customer service. These accounts will have felt neglected by the major carriers and overwhelmed by the techno speak thrown at them by other providers.
<P>
However, it is these very same consumers who will immediately recognize the benefit and capitalize on the efficiencies to be gained by effective use of these new telecommunication technologies. Because of their size, these customers can deploy new technology and application services in a timely manner and begin reaping the benefits immediately.
<P>
Employees
<P>
As of January 19, 2001, i-Teleco employed a total of two persons, one on a full time basis and one on a part time basis. In addition, depending on demand, the company will utilize manpower agencies to contract between additional persons on a temporary, part-time basis. None of the company's employees are represented by a labor union. i-Teleco believes that its relations with its employees are good.
<P>
Properties
<P>
i-Teleco's base facility from which it conducts substantially all of its operations is located in Miami, Florida. The company presently shares office space with i-Incubator.com, Inc., the majority shareholder of i-Teleco, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Teleco. The landlord is not affiliated with us. No rent is being charged to the company.
<P>
Litigation
<P>
i-Teleco is not currently a party to any material legal proceeding.
<P>
        MANAGEMENT OF I-TELECO FOLLOWING THE SPIN-OFF
<P>
DIRECTORS AND OFFICERS
<P>
After the Spin-off, the following officers and directors shall serve i-Teleco:

            NAME                                     POSITION
            ----                                     --------
        Joshua Lurie                      President & Director
        Jamee M. Kalimi                   Vice President, Secretary & Director

<P>
Set forth below is certain biographical information on such officers and directors:
<P>
Joshua Lurie has been the President and Director of i-Teleco since February 2000 when he joined the company as President to organize the company and spearhead its corporate growth. From November 1998 through January 2000, Mr. Lurie was the Managing Director of Interglobe Communications ICC Corp., a Petach Tikva, Israel based company that provided international voice telecommunications. Mr. Lurie has been active in the telecommunications field for over ten years initially involved in providing corporate business networking solutions with System's Incorporated, a Connecticut based company, Route Link and The Incom Group, both Israel based companies and is currently implementing voice and data technologies. Mr. Lurie has been an innovator in voice technologies operations and marketing in the conventional methods and in the Internet space.
<P>
Jamee M. Kalimi has been Vice President, Secretary and Director of i-Teleco since inception. She has worked in marketing and telecommunications and has a strong ability to create new strategies and business plans. Since 1998, Ms. Kalimi has been President and Director of i-Incubator.com, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board (OTC:BB INQU). Ms. Kalimi is also President of i-CarAuction.com, Inc., i-AntiqueAuction.com, Inc. and i-Aerobids.com, Inc. and is Vice President and Secretary of i-RealtyAuction.com, Inc. all of which are subsidiaries of i-Incubator.com, Inc. Ms. Kalimi has been heavily involved in the telecommunications industry since 1990, specializing in pay per call services and the marketing of such services. She has an active real estate license in the State of Florida which was obtained in 1995. Prior to working for us, she was an assistant to the President of Atlas Equity Group, Inc. from February 1998 to October 1998. She worked as a Real Estate Sales and Leasing Manager for Sclar Realty from April 1996 to February 1998 and President of AvJam Communications, Inc. from January 1994 to April 1996.
<P>
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Director's fees and reimburse Directors for expenses related to their activities.
<P>
EXECUTIVE COMPENSATION
<P>
The following table sets forth the compensation for the years ended December 31, 2000 for the President and Secretary of i-Teleco. All if any of such compensation was paid by I-Incubator for services performed for I-Incubator and i-Teleco prior to the Spin-off. Following the Spin-off, the compensation of i-Teleco's officers and other employees will be paid solely by i-Teleco.

                                  SUMMARY COMPENSATION TABLE
Name                Position            Year     Salary  Bonus   Other   Stock    Options
------------------------------------------------------------------------------------------
Joshua Lurie        President/Director  2000    $125,000    0      0        *       0
<P>
Jamee M. Kalimi     Vice President      2000          $0    0      0        0       0
                    Secretary/Director

<P>
* Joshua Lurie shall receive a distribution of 1,000,000 i-Teleco shares to be issued after the completion of the spin-off of i-Teleco by i-Incubator.
<P>
EMPLOYMENT AGREEMENTS
<P>
i-Teleco has not entered into employment agreements with its officers and directors at this time.
<P>
STOCK OPTION PLANS
<P>
Immediately following the Spin-off, i-Teleco will not have any formal stock option plans. If the Board of Directors deems it advisable, i-Teleco may, in the future, adopt a stock option plan in accordance with all applicable legal requirements.
<P>
    CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
<P>
i-Teleco presently shares office space with i-Incubator.com, Inc., the sole shareholder of the company, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the
parent company of i-Teleco.   The landlord is not affiliated
with us.  No rent is being charged to the i-Teleco.
<P>
We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners. We are a subsidiary of a parent company, i-Incubator.com, Inc. Since inception, we have not entered into any transactions with promoters other than our officers and directors, Joshua Lurie and Jamee Kalimi.
<P>
i-Teleco has executed two (2) promissory notes with Atlas Equity Group, Inc. ("Atlas Equity") for a total of $5,000 which Atlas Equity loaned to the company. On October 25, 2000, Atlas Equity loaned $3,000 to the company which is payable on January 24, 2001 and is accruing interest a the rate of ten (10%) percent per annum. On November 10, 2000, Atlas Equity loaned $2,000 to the Company which is payable on February 9, 2001 and is accruing interest at the rate of
ten (10%) percent per annum.   Atlas Equity and its sole
shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Teleco.
<P>
i-Teleco has entered into five (5) promissory notes with Ostonian Securities Limited ("Ostonian") for a total of $21,750 which Ostonian loaned to the Company. On September 11, 2000, Ostonian loaned $5,000 to the company which is payable on September 10, 2001 and is accruing interest at the rate of eight and a quarter (8.25%) percent per annum. On October 3, 2000, Ostonian loaned $3,750 to the company which is payable on October 2, 2001 and is accruing interest at the rate of eight and a quarter (8.25%) percent per
annum.   On October 13, 2000, Ostonian loaned $4,500 to the
company which is payable on October 12, 2001 and is accruing interest at the rate of eight and a quarter (8.25%) percent per annum. On November 2, 2000, Ostonian loaned $4,500 to the company which is payable on November 1, 2001 and is accruing interest at the rate of eight and a quarter (8.25%) percent per annum. On November 13, 2000, Ostonian loaned $4,000 to the company which is payable on November 12, 2001 and is accruing interest at the rate of eight and a quarter (8.25%) percent per annum. Ostonian representative, Michael
D. Farkas is a principal shareholder of i-Incubator.com, Inc., the parent company of i-Teleco.
<P>
On September 1, 2000, i-Teleco entered into an agreement to purchase the domain name "i-Teleco.com" from Michael D. Farkas a principal shareholder of i-Incubator.com, Inc., the parent company of i-Teleco for $50,000.
<P>
i-Teleco paid $18,537.50 to Envitro.com, Inc. for the creation of the corporate website which to date has been
paid in full.   Envitro.com, Inc. is a wholly owned
subsidiary of Wealthhound, Inc. which is a wholly owned subsidiary of Wealthhound.com, Inc. Michael D. Farkas, a principal shareholder of Wealthhound.com, Inc., is also a principal shareholder and director of i-Incubator.com, Inc., the parent company of i-Teleco.
<P>
Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.
<P>
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF I-TELECO
<P>
The following discussion should be read in conjunction with i-Teleco's Financial Statements and Notes.

                              For the Nine Months       For the Nine Months
                                   ended                       Ended
                              September 30, 2000         September 30, 1999
                           -----------------------     ------------------------
Development Stage Revenues               $0                       $0
<P>
Development Stage Expenses        ($185,597)                      (0)
<P>
Deficit Accumulated During
Development Stage                 ($185,597)                      (0)
<P>

<P>
The following discussion and analysis should be read in conjunction with the financial statements of the company and the accompanying notes. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.
<P>
During the past nine months, the company has spent considerable time and capital resources defining and developing its strategic plan for telecommunications services in various markets throughout the United States.
<P>
Development Stage Revenues
---------------------------
<P>
The company's operations have been devoted primarily to raising capital for licensing in five states and developing a website. i-Teleco, Inc. is a subsidiary of i-Incubator.com, Inc. i-Teleco was incorporated in Florida on December 16, 1998 as Mastertel Communications Corp. and has authority to do business in New York, Illinois, Texas, California and Florida. Joshua M. Lurie is the President and a Director and Jamee M. Kalimi is Vice President,
Secretary and a director of i-Teleco.   At the present time,
i-Teleco has applied and been approved to operate as a local reseller in New York, Illinois, Texas, California and Florida.
<P>
After the Spin-off, i-Incubator.com, Inc. will no longer be the parent company of i-Teleco, Inc. since it will distribute its 19,000,000 shares of i-Teleco common stock to its shareholders The ability of the company to achieve its business objectives is contingent upon it success in raising additional capital until adequate revenues are realized from operations.
<P>
Development Stage Expenses
---------------------------
<P>
The company's development stage expenses were $185,697 for the year end of September 30, 2000. i-Teleco was inactive for the year ended September 30, 1999 and accordingly did not incur any development stage expenses. This increase was primarily due to the purchase of a domain name, corporate salary and developing a corporate website. In addition, we have utilized funds engaging various consulting and managerial services in search of licensing, corporate acquisitions and advertising.
<P>
Liquidity and Capital Resources
-------------------------------
<P>
Despite capital contributions and related party loans, i-Teleco from time to time experienced cash flow shortages that have slowed the company growth. During 2000, the consequences of those cash flow shortages has been an increase of accrued expenses and stockholder loans, bringing those figures to $185,697 and $26,750 respectively at September 30, 2000.
<P>
i-Teleco has primarily financed its activities from loans from a related party. A significant portion of the loans has been used to cover working capital needs such as office expense, travel, trade shows and various consulting and professional fees.
<P>
The company continues to experience cash flow shortages, and anticipates this continuing through the foreseeable future. Management believes that additional funding will be necessary in order for it to continue as a going concern. The company is investigating several forms of private debt and/or equity financing, although there can be no assurances that i-Teleco will be successful in procuring such financing or that it will be available on terms acceptable to the company.
<P>
I-ANTIQUEAUCTION.COM, INC.
<P>
i-AntiqueAuction.com, Inc. ("i-Antique", "we" or the "company") was incorporated in the State of Delaware on December 23, 1999 and is a development stage company which anticipates completing a specialized online person-to-person trading website dedicated to bringing together antique sellers and buyers. The website will reside at www.i-antiqueauction.com, and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. In addition, i-Antique owns the domain names "i-AntiqueAuction.com" and "i-AntiqueAuction.net."
Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. i-Antique's goal is to create an integrated antique site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its strategic partners. i-Antique anticipates that it will achieve this goal by growing through acquisitions of companies and businesses in complimentary industries. In addition to the auction, anticipated products offered through strategic partners will include: loan services, insurance, antique appraisal, moving and shipping companies, interior design specialists, content links for researching antiques and collectibles, and image hosting services for showing an item on line.
<P>
Although it is anticipated that users will be required to register prior to bidding, the company does not plan to charge for these services in order to attract a critical mass of users to the site. Anticipated revenues will be generated from listing fees charged to antique sellers, partnerships with third-party value added providers, and advertisers on our site.
<P>
Industry Background
<P>
Growth of the Internet and Electronic commerce:
<P>
The Internet is a significant interactive global medium for communication, information and commerce. It is enabling millions of people worldwide to share information, communicate and conduct business electronically. Growth is being driven by the large and growing number of personal computers ("PCs") installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers.
<P>
We believe the primary uses of the Internet as a medium of electronic commerce are as follows:
<P>
Business-to-Person Applications
--------------------------------
<P>
A growing number of businesses have been using the Internet as a low-cost sales and distribution channel. Business commerce use of the Internet revolves around both business-to-business and business-to-person transactions. We believe that this interest in online commerce is fueled in part by:

Online Interactivity. Businesses can use the Internet to interact with customers in a real-time personalized transaction experience that provides the business with significant marketing flexibility. On the Internet, a business can frequently adjust its featured selections, pricing and visual presentation. Also, these businesses can display a larger number of products than a traditional store-based or catalog retailer.
<P>
Global Scope of the Internet. Businesses that use the Internet as a sales and marketing channel are able to reach and serve a large and geographically diverse customer base electronically from a central location. Also, businesses can easily obtain demographic and related customer data that provides additional opportunities for direct marketing and personalized services.
<P>
Decreased Sales Costs. Businesses that use the Internet can access a global market without the high costs associated with additional retail channels. Online retailers and distributors do not have the burden of managing and maintaining multiple retail stores or the significant printing and mailing costs of catalogues.
<P>
Reduced Inventory Costs. Many businesses that use the Internet are able to have products shipped to consumers directly by the manufacturers. This reduces inventory costs and decreases exposure to inventory obsolescence.
<P>
Person-to-Person Applications
------------------------------
<P>
Person-to-person trading has traditionally been conducted directly through classified advertisements, collectibles shows, garage sales and flea markets or through intermediaries, such as auction houses and local dealer shops. These markets are highly inefficient and their fragmented, regional nature makes it difficult and expensive for buyers and sellers to meet, exchange information and complete transactions. Also, the localized nature of these markets results in a limited variety and breadth of goods available in any one auction. An Internet-based trading solution offers several advantages over traditional person-to-person trading mediums, such as:
<P>
     - facilitating the meeting of buyers and sellers, listing items for sale, exchanging information, interacting with each other and consummating transactions
<P>
     - allowing buyers and sellers to trade directly with one another, thereby bypassing traditional intermediaries and lowering costs for both parties
<P>
     - providing a global marketplace, which gives buyers a broader selection of goods to purchase and sellers the opportunity to sell their goods efficiently to a wider base of buyers
<P>
     - offering significant convenience, by allowing trading at all hours and providing continually-updated information.
<P>
We plan on offering person-to-person applications with additional antique portal services.
<P>
i-AntiqueAuction.com Details
<P>
Acquiring Viewer Base
---------------------
<P>
The first element of our business model is to try to generate an audience/membership as quickly as possible. The higher the number of viewers on our web site, the greater our value becomes to potential members, clients and strategic partners. This initiative will hinge on a successful advertising campaign and public relations strategy. The effort should be as targeted and cost effective as possible, since this represents i-Antique's largest cost allocation. Preliminary advertising channels have been identified, and we anticipate that a membership can be attained. The company will try to attract individuals who are interested in buying or selling an antique by providing a unique auction environment as well as a comprehensive offering of value added services.
<P>
The Auction Process
-------------------
<P>
Registering
<P>
-  Buyers
<P>
While any visitor to our website will be able to browse through our service and view the antiques listed for auction, a user will first have to register with us in order to bid. Users will register for free by completing a registration form on our sign up page. The registration form records contact information, mailing address and validates e-mail address and credit card number. The bidder will then be given an identification number for use when bidding.
Once registered, a customer will be able to bid or buy immediately on any of the listed auctions.
<P>
-  Sellers
<P>
Registration will be required for all individuals or agents that want to post an antique on our site. Because there will be a fee charged for each listing, the user will have to provide i-Antique with a valid credit card as well as a verified mailing address and e-mail.
<P>
Navigating
<P>
We anticipate our site will contain a listing of product categories that will allow for easy exploration of current auctions. Bidders will be able to search for specific antiques by browsing through a list of auctions within a category or subcategory and then click through to a product page for a detailed description of a particular item. Each auction will be assigned a unique identifier so that users can easily search for and track specific antique auctions.
<P>
We anticipate the site will also feature a search engine to provide our users with the tools to find desired products being auctioned on our site. Users will be able to search items by specific keyword searches. For example, if a user wanted to find if we were auctioning off antique jewelry from the 1930's, they would simply enter in "jewelry" and "1930" and the search engine would create a list of the available auctions, including the antique's identification number and the specific status of the auction. The addition of the search engine will save our users valuable time when they have a specific item in mind.
<P>
Obtaining Information about an Antique
<P>
On our website, customers will be able to obtain detailed information on each item. Each item will feature a specific page containing:
<P>
     - detailed item description
     - full-color image of the product
     - pricing
     - specific owner conditions for the sale
     - length/expiration of auction time
     - bidding increments
     - the item identification number
     - the minimum bid
<P>
Bidding on a Product
<P>
-  The buyer
<P>
Once registered, it is anticipated that a customer will be able to bid or buy at will. As bids are received, our website will be instantly updated to display the current high bidder's user name. If a user places a bid, and then another member places a higher bid, the original bidder will receive an e-mail message from i-Antique notifying the bidder that it has have been outbid, and will ask them if they would like to make a higher bid.
<P>
i-Antique also anticipates that it will offer the "InstaBid" auction feature, which will give users an automated bidding option. The bidder will be asked to specify the maximum amount that he or she would be willing to spend on a particular item. Once that amount is entered, the InstaBid feature would monitor the bidding activity for that item, and would automatically enter higher bids for the user if her previous bid is matched or exceeded by another bidder, up to the maximum dollar amount originally specified by the bidder. This feature will allow potential users greater freedom and free time when participating in an auction.
<P>
-  The seller
<P>
At the start of the auction it is anticipated that each seller/poster will have the option to specify the duration of their auction (up to 14 days), the "reserve price" below which he/she will not sell the item, and the specific bidding increments. If a bidder comes in with an appropriate auction price above the minimum price, then the seller/poster will receive the contact information of the bidder, and will be free to pursue a direct transaction.
<P>
Once the company brings together the seller with the winning bidder, the transaction is performed between the two respective parties and does not involve the company.
<P>
Community
<P>
One of our main objectives will be to create a sense of community amongst our users to draw large audiences, encourage repeat visits and keep users engaged, while protecting their privacy and consumer interests. i-Antique is anticipating the creation of a system where each user of the service will have an ability to post comments about other users of the service directly into the target member's profile sections. These profile sections may be viewed by other members. Users will be prevented from leaving comments in their own profile. For example if a bidder recognizes the user name or number of an individual or agent who has previously posted an antique for sale, and they have had a negative experience with the individual, they can post their comments into the sellers profile, and other bidders can access these comments. Conversely, if a seller has had a positive experience with a bidder, they will be able to post comments into the bidder's profile as well. This system will not only promote a sense of community on the site, but may also serve as a deterrent for fraud and abuses.
<P>
Antique Portal Products
-----------------------
<P>
i-Antique's goal is to create an integrated antique portal for individuals on both sides of the transaction, and offer a one-stop solution for most services related to buying or selling antiques. i-Antique anticipates that it will enter into strategic relationships with the top providers of value-added antique services and offer links from its site directly to the home pages of our designated partners. Through these anticipated affiliations, i-Antique hopes to offer the following products to its members:
<P>
     - Loans and financing calculators will provide potential buyers with financing for the purchase.
     - Insurance will provide owners or potential buyers with protection for their products and purchases.
     - Antique appraisal services will allow buyers and sellers to gauge the value of a specific item.
     - Shipping and transport services can assist both buyers and sellers in completing an auction transaction.
     - Image hosting services will allow potential seller to showcase their item online and attract more bidders.
     - Content providers will provide users with valuable research on antique items.
     - Antique retailers will offer a one-stop place for users' to shop for their antique needs.
<P>
Revenue
-------
<P>
Listing Fees
<P>
It is anticipated that each seller will be charged a placement fee for each individual auction. In the event that an auction is unsuccessful, the seller will be offered a reduced rate on each ensuing auction that is initiated for the same vehicle or part. We anticipate selling listing fees in bulk, and working with both individuals who wish to sell their antiques, as well as salespeople with an extensive inventory of items that may be auctioned on our site.
<P>
Strategic partners
<P>
The partnerships that we anticipate forming with on-line service providers and merchants will include a link directly from our website directly to their home page. This type of arrangement can be mutually beneficial for both parties. It will provide, a one-stop access to a wide range of antique services for i-Antique's members, and at the same time bring new customers and revenue to our partners. Because more value is usually placed on customers and revenue, it is anticipated that the company will be able to derive revenue from these relationships via several different arrangements including CPC, CPA and/or revenue sharing. Depending on the specifics of each partner relationship, one or a combination of these compensation methods may be used. The following is a description of each:
<P>
- Cost Per Click (CPC)
<P>
The intended increase in traffic to each third-party service provided by i-Antique will enable us to charge each retailer a click-through rate, or a fee for each click called a CPC. This rate will be determined on an individualized basis with each partner. The CPC rate is a fee that is charged every time an i-Antique member clicks on any link to another company's site. This method of generating revenue is directly contingent upon how many members we have, as the probability of an actual click occurring becomes higher with more traffic on our site.
<P>
The CPC rate must be specific for each client or strategic partner, based on their traffic needs. The more existing traffic there is on a site, the less valuable each click is for them. However, for a brand new site the need to generate traffic is more immediate. Consequently, the more established sites will be charged a lower CPC rate.
<P>
- Cost Per Acquisition (CPA)
<P>
In some instances we anticipate that it will make sense to charge a flat fee for each new customer that we deliver to a strategic partner. For example in the case of an insurance partner, we anticipate receiving a flat fee for each purchased insurance policy.
<P>
- Revenue Sharing
<P>
For e-commerce partners, we anticipate asking for a fixed percentage of revenues obtained through purchases made by customers that are i-Antique members. The growing memberships may provide opportunities for these businesses to increase their on-line revenues.
<P>
The revenue arrangement will be determined by the strategic partner's industry dynamics relative standing in their respective industry, and marginal value that the partner derives from additional customers and revenues.
<P>
Advertising on i-AntiqueAuction.com
<P>
The anticipated traffic on the i-Antique website will also allow for us to receive advertising sales revenues from potential advertisers. Advertising sales on i-Antique is a way that we can possibly generate revenue from a diverse selection of marketplaces. We intend to create a variety of different options and packages for companies that would purchase advertising space on our site. These companies are not limited to the Antique industry, but can come from a variety of related industries including: major banks and credit cards, retailers, the travel industry, fitness products and gyms, restaurants and/or any industry that can benefit from a group of consumers with significant potential spending power.
<P>
These advertisements will be in the format of click-on banners and buttons of varying sizes that will link the viewer directly to the advertisers' i-Antique page. The pricing for these ads will be based on a CPM rate, or cost per thousand impressions which the number of times the ad appears on this site. The CPM rate is derived from the number of exclusive viewers on a site at a given time, or how many viewers will actually see the ad. Therefore, the higher i-Antique's membership number, the more its advertising space is in demand. This further outlines our initial priority to draft a large viewer base in order to generate maximum profit from sale of our advertising space. The CPMs i-Antique will charge are also dependent on our members click through rates, and on the individual advertiser. Newer advertisers are willing to pay more for each new customer and would pay a higher rate per click.
<P>
Future Revenue Opportunities
<P>
Future possibilities for generating income include strategic partnerships and/or acquisitions of other auction sites, vertical integration into the antique sales, horizontal integration into the businesses of our anticipated partners (i.e., insurance, retail, imaging services, etc.), or agreements to be the host for other third party auctions.
<P>
Legislation
-----------
<P>
Government Regulation
<P>
The auction industry is not currently subject to direct federal laws or regulations applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:
<P>
     - user privacy
     - freedom of expression
     - pricing
     - content and quality of products and services
     - taxation
     - advertising
     - intellectual property rights
     - information security
<P>
The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our services, increase the cost of doing business or in some other manner have a material adverse effect on our business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.
<P>
State Laws
<P>
Several states have proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. Changes to existing laws or the passage of new laws intended to address these issues could create uncertainty in the marketplace that could reduce demand for our services or increase the cost of doing business as a result of litigation costs or increased service delivery costs, adversely affecting our business, financial condition and operating results. In addition, because our services are accessible worldwide, and we facilitate the sale of goods to users worldwide, other jurisdictions may claim that we are required to comply with their laws, or to qualify to do business as a foreign corporation in a particular state or foreign country.
<P>
Competition
------------
<P>
There are several direct competitors in this industry, but we believe that there is enough current demand to support another entrant. The competitors include but are not limited to:
<P>
     -A to Z Bid.com which offers antiques, collectibles,
      glassware, primitives, and more.
     -Auctions Online of Golden Age features select antiques
      and collectibles sold via live online auction. -Crystal-auction.com provides auction for collectors of
      Swarovski crystal.
     -Early American History Auctions provides online bidding for early American items such as documents, currency, weapons, and more.
     -Ebay is a comprehensive auction site across multiple
      products including antiques.
     -eHammer auctions antiques and collectibles
      exclusively.
     -Icollector provides an online auction and resource for buying, selling, and researching art, antiques, and collectibles.
     -Nicebid.com specialty auction site for vintage
      collectibles.
     -Teletrade Auctions offers coins, sports cards &
      memorabilia, and diamonds.
<P>
In the future, we may encounter competition from other antique auctions that are still in the process of constructing their websites, but are showing a future commitment to e-commerce for their business. Many of our competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than us. There can be no assurance that our competitors will not develop Internet or Antique products and services that are superior to ours or that achieve greater market acceptance than our offerings.
<P>
We may also compete with online services and other website operators as well as traditional off-line auctions for a share of advertisers' total advertising budgets. There can be no assurance that we will be able to compete successfully against our current or future competitors or that competition will not have a material adverse effect on the our business, results of operations and financial condition. However, auctions over the Internet break down any previously existing boundaries, creating an international marketplace for products. This fact creates the ideal opportunity to introduce a web site like i-Antique that combines all aspects of the Antique and auction industry.
<P>
Employees
<P>
At January 19, 2001, the company employed one person. In addition, depending on client demand, the company will utilize manpower agencies to contract between additional persons on a temporary, part-time basis. None of the company's employees are represented by a labor union. i-Antique Company believes that its relations with its employees are good.
<P>
Properties
<P>
i-Antique's base facility, from which it conducts substantially all of its operations is located in Miami, Florida. The company presently shares office space with i-Incubator.com, Inc., the majority shareholder of i-Antique, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity Group and its sole shareholder, Michael D. Farkas, are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Antique. The landlord is not affiliated with us. No rent is being charged to the company.
<P>
Litigation
<P>
i-Antique is not currently a party to any material legal proceeding.
<P>
       MANAGEMENT OF I-ANTIQUE FOLLOWING THE SPIN-OFF
<P>
DIRECTORS AND OFFICERS
<P>
After the Spin-off, the following officers and directors shall serve i-Antique:

              NAME                                     POSITION
              ----                                     --------
        Jamee M. Kalimi                   President, Secretary & Director

<P>
Set forth below is certain biographical information on such officers and directors:
<P>
Jamee M. Kalimi has been President, Secretary and sole Director of i-Antique since inception. She has worked in marketing and telecommunications and has a strong ability to create new strategies and business plans. Since 1998, Ms. Kalimi has been President and Director of i-Incubator.com, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board. (OTCBB:INQU). Ms. Kalimi is also President of i-CarAuction.com, Inc. and i-Aerobids.com, Inc. and is Vice President and Secretary of i-Teleco.com, Inc. and i-Realty Auction.com, Inc. all of which are subsidiaries of i-Incubator.com, Inc. Ms. Kalimi has been heavily involved in the telecommunications industry since 1990, specializing in pay per call services and the marketing of such services. She has an active real estate license in the State of Florida which was obtained in 1995. Prior to working for us, she was an assistant to the President of Atlas Equity Group, Inc. from February 1998 to October 1998. She worked as a Real Estate Sales and Leasing Manager for Sclar Realty from April 1996 to February 1998 and President of AvJam Communications, Inc. from January 1994 to April 1996.
<P>
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Director's fees and reimburse Directors for expenses related to their activities.
<P>
None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.
<P>
EXECUTIVE COMPENSATION
<P>
The following table sets forth the compensation for the years ended December 31, 2000 for the President of i-Antique. All, if any, of such compensation was paid by I-Incubator for services performed for I-Incubator and i-Antique prior to the Spin-off. Following the Spin-off, the compensation of i-Antique's officers and other employees will be paid solely by i-Antique.

                             SUMMARY COMPENSATION TABLE
Name                Position              Year       Salary  Bonus   Other  Stock  Options
------------------------------------------------------------------------------------------
Jamee M. Kalimi     President/Secretary/  2000         $0       0      0      0        0
                    Director

<P>
EMPLOYMENT AGREEMENTS
<P>
i-Antique has not entered into employment agreements with its officers and directors at this time.
<P>
STOCK OPTION PLANS
<P>
Immediately following the Spin-off, i-Antique will not have any formal stock option plans. If the Board of Directors deems it advisable, i-Antique may, in the future, adopt a stock option plan in accordance with all applicable legal requirements.
<P>
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
<P>
i-Antique presently shares office space with i-Incubator.com, Inc., the sole shareholder of the company, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Michael D. Farkas is the principal shareholder of i-Incubator.com, Inc., the parent company of i-Antique. The landlord is not affiliated with us. No rent is being charged to i-Antique. We believe that this space is sufficient for us at this time.
<P>
We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners. We are a subsidiary of a parent company, i-Incubator.com, Inc. Since inception, we have not entered into any transactions with promoters other than our sole officer and director Jamee Kalimi.
<P>
i-Antique has executed two (2) promissory notes with Atlas Equity Group, Inc. ("Atlas Equity") for a total of $5,000 which Atlas Equity loaned to the Company. On October 25, 2000, Atlas Equity loaned $3,000 to the company which is payable on January 24, 2001 and is accruing interest at the rate of ten (10%) percent per annum. On November 10, 2000, Atlas Equity loaned $2,000 to the company which is payable on February 9, 2001 and is accruing interest at the rate of
ten (10%) percent per annum.   Atlas Equity and its sole
shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Antique.
<P>
On September 11, 2000, i-Antique entered into an agreement to purchase the domain names "i-AntiqueAuction.com" and "i-AntiqueAuction.net" from Michael D. Farkas, a principal shareholder of i-Incubator.com, Inc., the parent company of i-Antique for $50,000. To date the $50,000 has not been paid by i-Antique to Michael D. Farkas.
<P>
Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.
<P>
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF I-ANTIQUE
<P>
The following discussion should be read in conjunction with i-Antique's Financial Statements and Notes.
<P>

                         For the Nine Months ended  From December 23, 1999 (inception)
                            September 30, 2000              to December 31, 1999
                         --------------------------  ---------------------------------
Development Stage Revenues                 $0                          $0
<P>
Development Stage Expenses           ($53,645)                    ($3,600)
<P>
Deficit Accumulated During
Development Stage                    ($53,645)                    ($3,600)

<P>
The following discussion and analysis should be read in conjunction with the financial statements of the company and the accompanying notes. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. The company's actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.
<P>
During the past nine months, the company has spent considerable time and capital resources defining and developing its strategic plan for delivering and operating on line sales and auction technology.
<P>
Development Stage Revenues
--------------------------
<P>
The company's operations have been devoted primarily to raising capital for creation of the i-Antique website. i-Antique was incorporated in Delaware on December 23, 1999. Jamee M. Kalimi is the President, Secretary and sole Director of i-Antique.
<P>
After the Spin-off, i-Incubator.com, Inc. will no longer be the parent company of i-Antique, Inc. since it will distribute to its shareholders its 10,000,000 shares of i-Antique common stock valued at $.0001 per share. The ability of the Company to achieve its business objectives is contingent upon its success in raising additional capital until adequate revenues are realized from operations.
<P>
Development Stage Expenses
--------------------------
<P>
Development stage expenses increased by $53,645 or 1,490%
from the initial short year ended December 31, 1999.   This
increase was primarily due to the purchase of a domain name. In addition, we have utilized funds engaging various consulting and managerial services in search of licensing, corporate acquisitions and advertising.
<P>
Liquidity and Capital Resources
-------------------------------
<P>
Despite capital contributions and related party loans, i-Antique, from time to time, experienced cash flow shortages that have slowed the company growth. During 2000, the consequences of those cash flow shortages has been an increase of accrued expenses and stockholder loans, bringing those figures to $57,245 and $5,000 respectively at September 30, 2000.
<P>
The company has primarily financed its activities from loans from a related party. A significant portion of the loans has been used to cover working capital needs such as office expense and various consulting and professional fees.
<P>
i-Antique continues to experience cash flow shortages, and anticipates this continuing through the foreseeable future. Management believes that additional funding will be necessary in order for it to continue as a going concern. The company is investigating several forms of private debt and/or equity financing, although there can be no assurances that the company will be successful in procuring such financing or that it will be available on terms acceptable to the company.
<P>
I-AEROBIDS.COM, INC.
<P>
i-Aerobids.com, Inc. ("i-Aerobids", "we" or the "Company") was incorporated in the State of Delaware on December 23, 1999 and is a development stage company that is developing a specialized online trading website dedicated to bringing together buyers and sellers of aircraft and aircraft parts. The website will reside at www.i-Aerobids.com and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. i-Aerobids' goal is to create a comprehensive airplane and plane parts services site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its anticipated strategic partners. i-Aerobids may also achieve this goal by growing through acquisitions of companies and businesses in complimentary industries. In addition to the auction, anticipated products offered through strategic partners may include: loans and financing calculators, insurance and quote comparisons, airplane appraisal services, content and research on aircraft models and ownership, other luxury items and services, and image hosting services for showing an airplane online.
<P>
Although it is anticipated that users will be required to register prior to bidding, the company does not plan to charge for these services in order to attract a critical mass of users to the site. Revenues will be generated from listing fees charged to airplane sellers, partnerships with third-party value added providers and advertisers on our site.
<P>
Industry Background
<P>
Growth of the Internet and Electronic commerce:
<P>
The Internet is a significant interactive global medium for communication, information and commerce. It is enabling millions of people worldwide to share information, communicate and conduct business electronically. Growth is being driven by the large and growing number of personal computers ("PCs") installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers.
<P>
We believe the primary uses of the Internet as a medium of electronic commerce are as follows:
<P>
Business-to-Person Applications
-------------------------------
<P>
A growing number of businesses have been using the Internet as a low-cost sales and distribution channel. Business commerce use of the Internet revolves around both business-to-business and business-to-person transactions. We believe that this interest in online commerce is fueled in part by:
<P>
Online Interactivity. Businesses can use the Internet to interact with customers in a real-time personalized transaction experience that provides the business with significant marketing flexibility. On the Internet, a business can frequently adjust its featured selections, pricing and visual presentation. Also, these businesses can display a larger number of products than a traditional store-based or catalog retailer.
<P>
Global Scope of the Internet. Businesses that use the Internet as a sales and marketing channel are able to reach and serve a large and geographically diverse customer base electronically from a central location. Also, businesses can easily obtain demographic and related customer data that provides additional opportunities for direct marketing and personalized services.
<P>
Decreased Sales Costs. Businesses that use the Internet can access a global market without the high costs associated with additional retail channels. Online retailers and distributors do not have the burden of managing and maintaining multiple retail stores or the significant printing and mailing costs of catalogues.
<P>
Reduced Inventory Costs. Many businesses that use the Internet are able to have products shipped to consumers directly by the manufacturers. This reduces inventory costs and decreases exposure to inventory obsolescence.
<P>
Person-to-Person Applications
------------------------------
<P>
Person-to-person trading has traditionally been conducted directly through classified advertisements, collectibles shows, garage sales and flea markets or through intermediaries, such as auction houses and local dealer shops. These markets are highly inefficient and their fragmented, regional nature makes it difficult and expensive for buyers and sellers to meet, exchange information and complete transactions. Also, the localized nature of these markets results in a limited variety and breadth of goods available in any one auction. An Internet-based trading solution offers several advantages over traditional person-to-person trading mediums, such as:
<P>
     - facilitating the meeting of buyers and sellers, listing items for sale, exchanging information, interacting with each other and consummating transactions.
<P>
     - allowing buyers and sellers to trade directly with one another, thereby bypassing traditional intermediaries and lowering costs for both parties.
<P>
     - providing a global marketplace, which gives buyers a broader selection of goods to purchase and sellers the opportunity to sell their goods efficiently to a wider base of buyers.
<P>
     - offering significant convenience, by allowing trading at all hours and providing continually-updated information.
<P>
We plan on offering person-to-person applications with additional aviation portal services.
<P>
i-Aerobids.com Details
<P>
Acquiring Viewer Base
---------------------
<P>
The first element of our business model is to try to generate an audience/membership as quickly as possible. The higher the number of viewers on our web site, the greater our value becomes to potential members, clients and strategic partners. This initiative will hinge on a successful advertising campaign and public relations strategy. The effort should be as targeted and cost effective as possible, since this represents i-Aerobids' largest cost allocation. Preliminary advertising channels have been identified, and we anticipate that a membership can be attained. The company will try to attract individuals who are interested in buying or selling a plane or a part by providing a unique auction environment as well as a comprehensive offering of aircraft purchasing and selling services.
<P>
The Auction Process
-------------------
<P>
Registering
<P>
-  Buyers
<P>
While any visitor to our website will be able to browse through our service and view the products or parts listed for auction, a user will first have to register with us in order to bid on an item. Users will register for free by completing a registration form on our sign up page. The registration form records contact information, mailing address and validates e-mail address. The bidder will then be given an identification number for use when bidding.
Once registered, a customer will be able to bid or buy immediately on any of the listed auctions.
<P>
-  Sellers
<P>
Registration will be required for all individuals or agents that want to post a product on our site. Because there will be a fee charged for each listing, the user will have to provide i-Aerobids with a valid credit card as well as a verified mailing address and e-mail.
<P>
Navigating
<P>
Our site will contain a listing of product categories that will allow for easy exploration of current auctions. Bidders will be able to search for specific airplanes by browsing through a list of auctions within a category or subcategory of planes or parts and then click through to a product page for a detailed description of a particular item. Each auction will be assigned a unique identifier so that users can easily search for and track specific airplane auctions.
<P>
The site will also feature a search engine to provide our users with the tools to find a desired model or part being auctioned on our site. Users will be able to search by specific manufacturer, model, year, flying hours and landings, price, location of the owner and/or by any specific keyword searches. For example, if a user wanted to find if we were auctioning off a Lear Jet built in 1994, the user could simply enter "1994" and "Lear Jet", and the search engine would create a list of these planes, including the airplane identification number and the specific status of the auction. The addition of the search engine will save our users valuable time when they have a specific plane or part in mind.
<P>
Obtaining Information about an Aircraft or Airplane Part
<P>
On our website, customers will be able to obtain detailed information on each aircraft or part up for bid. Each property features a specific page containing:
<P>
     - detailed aircraft/part description including manufacturer, model, year, flying hours and number of landings
     - full-color image of the product
     - location of the owner
     - pricing
     - specific owner conditions for the sale
     - length/expiration of auction time
     - bidding increments
     - the item identification number
     - the minimum bid
<P>
Bidding on a Product
<P>
-  The buyer
<P>
Once registered, it is anticipated that a customer will be able to bid or buy at will. As bids are received, our website will be instantly updated to display the current high bidder's user name. If a user places a bid, and then another member places a higher bid, the original bidder will receive an e-mail message from i-Aerobids notifying them that they have been outbid, and will ask them if they would like to make a higher bid.
<P>
i-Aerobids also plans to offer the "InstaBid" auction feature, which will give users an automated bidding option. The bidder will be asked to specify the maximum amount that she would be willing to spend on a particular plane or part. Once that amount is entered, the InstaBid feature would monitor the bidding activity on that vehicle, and would automatically enter higher bids for the user if her previous bid is matched or exceeded by another bidder, up to the maximum dollar amount originally specified by the bidder. This feature will allow potential users greater freedom and time savings when participating in an auction.
<P>
-  The seller
<P>
At the start of the auction it is anticipated that each seller/poster will have the option to specify the duration of their auction (up to 30 days), the "reserve price" below which he/she will not sell the product, and the specific bidding increments. If a bidder comes in with an appropriate auction price above the minimum price, then the seller/poster will receive the contact information of the bidder, and will be free to pursue a direct transaction.
<P>
It is anticipated that once the company brings together the seller with the winning bidder, the transaction is performed between the two respective parties and does not involve the company.
<P>
Community
<P>
One of our main objectives will be to create a sense of community amongst our users to draw large audiences, encourage repeat visits and keep users engaged, while protecting their privacy and consumer interests. i-Aerobids is anticipating the creation of a system where each user of the service will have an ability to post comments about other users of the service directly into the target member's profile sections. These profile sections may be viewed by other members. Users will be prevented from leaving comments in their own profile. For example, if a bidder recognizes the user name/or number of an individual or agent who has previously posted a jet for sale, and they have had a negative experience with the individual, they can post their comments into the sellers profile, and other bidders can access these comments. Conversely, if a seller has had a positive experience with a bidder, they will be able to post comments into the bidder's profile as well. This system will not only promote a sense of community on the site, but may also serve as a deterrent for fraud and abuses.
<P>
Aviation Portal Products
-------------------------
<P>
The company's goal is to create an integrated specialized aviation portal for individuals on both sides of the transaction, and offer a one-stop solution for most services related to buying or selling any type of aircraft or aircraft part. i-Aerobids anticipates that it will enter into strategic relationships with the top providers of aviation-related services and offer links from its site directly to the home pages of our designated partners. Through these anticipated affiliations, i-Aerobids hopes to offer the following products and services to its members:
<P>
     1. Loans and financing calculators will provide potential buyers with financing for the purchase.
     2. Insurance and quote comparisons will provide owners or potential buyers with protection for their property, and will give them a chance to find the best rates.
     3. Aircraft appraisal services will allow buyers and sellers to gauge the value of a specific airplane.
     4. Image hosting services will allow potential plane sellers to showcase their product online and attract more bidders.
     5. Aviation retailers will offer a one stop place for users' to shop for their aviation needs. In addition there will be a special model aircraft section, for hobby enthusiasts.
     6. Shipping services will allow our users to send and receive the products they purchase.
<P>
Revenue
-------
<P>
Listing Fees
<P>
It is anticipated that each seller will be charged a placement fee for each individual auction. In the event that an auction is unsuccessful, the seller will be offered a reduced rate on each ensuing auction that is initiated for the same aircraft or part. We anticipate selling listing fees in bulk, and working with both individuals who wish to sell their aircraft, as well as new and used aircraft dealers with an extensive inventory of products that may be auctioned on our site.
<P>
Strategic partners
<P>
The partnerships that we anticipate forming with on-line service providers and merchants will include a link directly from our website directly to their home page. This type of arrangement is mutually beneficial for both parties. It will provide, a one-stop access to a wide range of services for i-Aerobids's members, and at the same time bring new customers and revenue to our partners. Because more value is usually placed on customers and revenue, it is anticipated that the company will be able to derive income from these relationships via several different arrangements including Cost Per Click ("CPC"), Cost Per Acquisition ("CPA") and/or revenue sharing. Depending on the specifics of each partner relationship, one or a combination of these compensation methods may be used. The following is a description of each:
<P>
- Cost Per Click (CPC)
<P>
The intended increase in traffic to each third-party service provided by the company will enable us to charge each retailer a click-through rate, or a fee for each click called a CPC. This rate will be determined on an individualized basis with each partner. The CPC rate is a fee that is charged every time an i-Aerobids member clicks on any link to another company's site. This method of generating revenue is directly contingent upon how many members we have, as the probability of an actual click occurring becomes higher with more traffic on our site.
<P>
The CPC rate must be specific for each client or strategic partner, based on their traffic needs. The more existing traffic there is on a site, the less valuable each click is for them. However, for a brand new site the need to generate traffic is more immediate. Consequently, the more established sites will be charged a lower CPC rate.
<P>
- Cost Per Acquisition (CPA)
<P>
In some instances we anticipate that it will make sense to charge a flat fee for each new customer that we deliver to a strategic partner. For example in the case of an insurance partner, we anticipate receiving a flat fee for each closed insurance policy.
<P>
- Revenue Sharing
<P>
For e-commerce partners, we anticipate asking for a fixed percentage of revenues obtained through purchases made by customers that are i-Aerobids members. The growing memberships may provide opportunities for these businesses to increase their on-line revenues.
<P>
The revenue arrangement will be determined by the strategic partner's industry dynamics relative standing in their respective industry, and marginal value that the partner derives from additional customers and revenues.
<P>
Advertising on i-Aerobids.com
<P>
The anticipated traffic on the i-Aerobids website will also allow for us to receive advertising sales revenues from potential advertisers. Advertising sales on i-Aerobids is a way that we can possibly generate revenue from a diverse selection of marketplaces. We intend to create a variety of different options and packages for companies that would purchase advertising space on our site. These companies are not limited to the aviation industry, but can come from a variety of related industries including: major banks and credit cards, retailers, the travel industry, fitness products and gyms, restaurants and/or any industry that can benefit from a group of consumers with significant potential spending power.
<P>
It is anticipated that these advertisements will be in the format of click-on banners and buttons of varying sizes that will link the viewer directly to the advertisers' home page. The pricing for these ads will be based on a CPM rate, or cost per thousand impressions which the number of times the ad appears on this site. The CPM rate is derived from the number of exclusive viewers on a site at a given time, or how many viewers will actually see the ad. Therefore, the higher i-Aerobids' membership number, the more its advertising space is in demand. This further outlines our initial priority to draft a large viewer base in order to generate maximum profit from sale of our advertising space. The CPMs i-Aerobids will charge are also dependent on our members click through rates, and on the individual advertiser. Newer advertisers are willing to pay more for each new customer and would pay a higher rate per click.
<P>
Future Revenue Opportunities
<P>
Future possibilities for generating income include strategic partnerships and/or acquisitions of other auction sites, vertical integration into the aircraft dealership business, horizontal integration into the businesses of our anticipated partners (i.e. insurance, retail, imaging services, etc.), or agreements to be the host for other third party auctions.
<P>
Legislation
-----------
<P>
Government Regulation
<P>
The auction industry is not currently subject to direct federal laws or regulations applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:
<P>
     - user privacy
     - freedom of expression
     - pricing
     - content and quality of products and services
     - taxation
     - advertising
     - intellectual property rights
     - information security
<P>
The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our services, increase the cost of doing business or in some other manner have a material adverse effect on our business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.
<P>
State Laws
<P>
Several states have proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. Changes to existing laws or the passage of new laws intended to address these issues could create uncertainty in the marketplace that could reduce demand for our services or increase the cost of doing business as a result of litigation costs or increased service delivery costs, adversely affecting our business, financial condition and operating results. In addition, because our services are accessible worldwide, and we facilitate the sale of goods to users worldwide, other jurisdictions may claim that we are required to comply with their laws, or to qualify to do business as a foreign corporation in a particular state or foreign country.
<P>
Competition
------------
<P>
There are several direct competitors in this industry, but we believe that there is enough current demand to support another entrant. The competitors include, but are not limited, to:
<P>
     -Trade Days International, Inc. which auctions off used
      airplanes from small commuter planes to large commercial jet transports, engines, and accessories.
     -Partsbase.com offers aviation auction and an e-
      commerce marketplace for the aviation, aerospace and
      defense industries.
     -Jetplane.com offers interactive classifieds for buying
      & selling aircraft, airplanes, helicopters & aircraft parts worldwide; including prop airplanes, business jets & transport
<P>
In the future, i-Aerobids may encounter competition from other aircraft auctions that are still in the process of constructing their websites, but are showing a future commitment to e-commerce for their business. Some of the company's competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than the company. There can be no assurance that i-Aerobids' competitors will not develop Internet or aircraft products and services that are superior to those of the company or that achieve greater market acceptance than the company's offerings.
<P>
i-Aerobids may also compete with online services and other website operators as well as traditional off-line auctions for a share of advertisers' total advertising budgets. There can be no assurance that the company will be able to compete successfully against its current or future competitors or that competition will not have a material adverse effect on the company's business, results of operations and financial condition.
<P>
Employees
<P>
At January 19, 2001, i-Aerobids employed one person on a part time basis. In addition, depending on client demand, the company will utilize manpower agencies to contract between additional persons on a temporary, part-time basis. None of the company's employees are represented by a labor union. i-Aerobids believes that its relations with its employees are good.
<P>
Properties
<P>
i-Aerobids' base facility, from which it conducts substantially all of its operations is located in Miami, Florida. The company presently shares office space with i-Incubator.com, Inc., the sole shareholder of i-Aerobids, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Aerobids. The landlord is not affiliated with us. No rent is being charged to the company.
<P>
Litigation
<P>
i-Aerobids is not currently a party to any material legal
proceeding.
<P>
       MANAGEMENT OF I-AEROBIDS FOLLOWING THE SPIN-OFF
<P>
DIRECTORS AND OFFICERS
<P>
After the Spin-off, the following officers and directors
shall serve i-Aerobids:

                  NAME                             POSITION
                  ----                             --------
              Jamee M. Kalimi                   President, Secretary & Director

<P>
Set forth below is certain biographical information on such officers and directors:
<P>
Jamee M. Kalimi, 32, has been President, Secretary and sole
Director of the Company since inception. She has worked in marketing and telecommunications and has a strong ability to create new strategies and business plans. Since 1998, Ms. Kalimi has been President and Director of i-
Incubator.com, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board and the parent company of i-
Aerobids.com, Inc.  (OTCBB: INQU).  Ms. Kalimi is also
President of i-AntiqueAuction.com, Inc. and i-
CarAuction.com, Inc. and is Vice President and Secretary of i-Teleco.com, Inc. and i-RealtyAuction.com. Ms. Kalimi has been heavily involved in the telecommunications industry since 1990, specializing in pay per call services and the marketing of such services. She has an active real estate license in the State of Florida which was obtained in 1995.
Prior to working for us, she was an assistant to Michael D.
Farkas, the President of Atlas Equity Group, Inc., from
February 1998 to October 1998.  She worked as a Real Estate
Sales and Leasing Manager for Sclar Realty from April 1996 to February 1998 and President of AvJam Communications,
Inc. from January 1994 to April 1996.
<P>
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our
Board of Directors may in the future determine to pay
Director's fees and reimburse Directors for expenses related to their activities.
<P>
None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.
<P>
EXECUTIVE COMPENSATION
<P>
The following table sets forth the compensation for the years ended December 31, 2000 for the President of i-
Aerobids. All if any of such compensation was paid by I-
Incubator for services performed for I-Incubator and i-
Aerobids prior to the Spin-off. Following the Spin-off, the compensation of i-Aerobids' officers and other employees will be paid solely by i-Aerobids.

                              SUMMARY COMPENSATION TABLE
Name               Position                Year      Salary  Bonus   Other Stock  Options
----------------------------------------------------------------------------------------
Jamee M. Kalimi    President/Secretary/    2000        $0       0      0      0      0
                   Director

<P>
EMPLOYMENT AGREEMENTS
<P>
i-Aerobids has not entered into employment agreements with its officers and directors at this time.
<P>
STOCK OPTION PLANS
<P>
Immediately following the Spin-off, i-Aerobids will not have any formal stock option plans. If the Board of Directors deems it advisable, i-Aerobids may, in the future, adopt a stock option plan in accordance with all applicable legal requirements.
<P>
   CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
<P>
i-Aerobids presently shares office space with i-Incubator.com, Inc., the sole shareholder of the company, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-
Incubator.com, Inc., the parent company of i-Aerobids.   The
landlord is not affiliated with us. No rent is being charged to the company. We believe that this space is sufficient for us at this time.
<P>
i-Aerobids has not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners. We are a subsidiary of a parent company, i-Incubator.com, Inc. Since inception, we have not entered into any transactions with promoters other than our sole officer and director, Jamee M. Kalimi.
<P>
i-Aerobids has executed two (2) promissory notes with Atlas Equity Group, Inc. ("Atlas Equity") for a total of $5,000 which Atlas Equity loaned to the Company. On October 25, 2000, Atlas Equity loaned $3,000 to the company which is payable on January 24, 2001 and is accruing interest at the rate of ten (10%) percent per annum. On November 10, 2000, Atlas Equity loaned $2,000 to the company which is payable on February 9, 2001 and is accruing interest at the rate of
ten (10%) percent per annum.   Atlas Equity and its sole
shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Aerobids.
<P>
Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.
<P>
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF I-AEROBIDS
<P>
The following discussion should be read in conjunction with i-Aerobids' Financial Statements and Notes.

                          For the Nine Months ended    From December 23, 1999 (inception)
                             September 30, 2000            to December 31, 1999
                          -------------------------     --------------------------------
Development Stage Revenues               $0                         $0
<P>
Development Stage Expenses          ($3,645)                   ($3,600)
<P>
Deficit Accumulated During
Development Stage                   ($3,645)                   ($3,600)

<P>
The following discussion and analysis should be read in conjunction with the financial statements of the Company and the accompanying notes. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.
<P>
During the past nine months, the Company has spent considerable time and capital resources defining and developing its strategic plan for delivering and operating on line sales and auction technology.
<P>
Development Stage Revenues
---------------------------
<P>
The company's operations have been devoted primarily to raising capital for creation of the i-Aerobids website and advertising. i-Aerobids.com, Inc. was incorporated in Delaware on December 23, 1999. Jamee M Kalimi is the President, Secretary and sole Director of i-Aerobids.com, Inc.
<P>
After the Spin-off, i-Incubator.com, Inc. will no longer be the parent company of i-Aerobids.com Inc. since it will distribute to its shareholders its 10,000,000 shares of common stock of i-Aerobids.com, Inc. valued at $.0001 per share.
<P>
The ability of the company to achieve its business objectives is contingent upon its success in raising additional capital until adequate revenues are realized from operations.
<P>
Development Stage Expenses
--------------------------
<P>
Development stage expenses increased by $45 or 1.2% from the initial short year ended December 31, 1999. This increase was primarily due to the payment for licenses and taxes. In addition, we have utilized funds engaging various consulting and managerial services in search of licensing, corporate acquisitions and developing a corporate web site.
<P>
Liquidity and Capital Resources
--------------------------------
<P>
Despite capital contributions and related party loans, i-Aerobids from time to time experienced cash flow shortages that have slowed the company growth. During 2000, the consequences of those cash flow shortages has been an increase of accrued expenses and stockholder loans, bringing those figures to $7,245 and $5,000 respectively at September 30, 2000.
<P>
i-Aerobids has primarily financed its activities from loans from a related party. A significant portion of the loans has been used to cover working capital needs such as office expense and various consulting and professional fees.
<P>
The company continues to experience cash flow shortages, and anticipates this continuing through the foreseeable future. Management believes that additional funding will be necessary in order for it to continue as a going concern. The company is investigating several forms of private debt and/or equity financing, although there can be no assurances that the company will be successful in procuring such financing or that it will be available on terms acceptable to the Company.
<P>
I-CARAUCTION.COM, INC.
<P>
i-CarAuction.com, Inc. ("i-Car", "we" or the "company") was incorporated in the State of Delaware on December 23, 1999 and is a development stage company which is completing a specialized online person-to-person trading website, at www.i-autoauction.com, dedicated to bringing together buyers and sellers of automobiles and automobile parts. The company has launched a beta test version of the site and will attempt to serve as a centralized auction for buyers and sellers to meet, negotiate sales, and finally consummate transactions directly, thereby bypassing the time and expense of intermediaries. In addition, i-Car owns the domain names "i-CarAuction.com", "i-CarAuction.net", "i-AutoAuction.com" and "i-AutoAuction.net". Anticipated sales will be conducted by a traditional rising price auction (the highest bid wins), and will be hosted by the company. The company's goal is to create a comprehensive car and auto parts services site for individuals on both sides of the transaction, and thus will offer additional value added services through links to its strategic partners. i-Car anticipates that it will achieve this goal by growing through acquisitions of companies and businesses in complimentary industries. In addition to the auction, anticipated products offered through strategic partners will include: auto loans and financing calculators, insurance and quote comparisons, auto appraisal services, extended warranties, used car negotiating assistance, credit reports, lemon reports, car shipping and transport services, and image hosting services for showing an automobile online.
<P>
Although it is anticipated that users will be required to register prior to bidding, the Company does not plan to charge for these services in order to attract a critical mass of users to the site. Revenues will be generated from listing fees charged to auto sellers, partnerships with third-party value added providers, and advertisers on our site.
<P>
Industry Background
<P>
Growth of the Internet and Electronic commerce:
<P>
The Internet is a significant interactive global medium for communication, information and commerce. It is enabling millions of people worldwide to share information, communicate and conduct business electronically. Growth is being driven by the large and growing number of personal computers ("PCs") installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers.
<P>
We believe the primary uses of the Internet as a medium of electronic commerce are as follows:
<P>
Business-to-Person Applications
--------------------------------
<P>
A growing number of businesses have been using the Internet as a low-cost sales and distribution channel. Business commerce use of the Internet revolves around both business-to-business and business-to-person transactions. We believe that this interest in online commerce is fueled in part by:
<P>
Online Interactivity. Businesses can use the Internet to interact with customers in a real-time personalized transaction experience that provides the business with significant marketing flexibility. On the Internet, a business can frequently adjust its featured selections, pricing and visual presentation. Also, these businesses can display a larger number of products than a traditional store-based or catalog retailer.
<P>
Global Scope of the Internet. Businesses that use the Internet as a sales and marketing channel are able to reach and serve a large and geographically diverse customer base electronically from a central location. Also, businesses can easily obtain demographic and related customer data that provides additional opportunities for direct marketing and personalized services.
<P>
Decreased Sales Costs. Businesses that use the Internet can access a global market without the high costs associated with additional retail channels. Online retailers and distributors do not have the burden of managing and maintaining multiple retail stores or the significant printing and mailing costs of catalogues.
<P>
Reduced Inventory Costs. Many businesses that use the Internet are able to have products shipped to consumers directly by the manufacturers. This reduces inventory costs and decreases exposure to inventory obsolescence.
<P>
Person-to-Person Applications
------------------------------
<P>
Person-to-person trading has traditionally been conducted directly through classified advertisements, collectibles shows, garage sales and flea markets or through intermediaries, such as auction houses and local dealer shops. These markets are highly inefficient and their fragmented, regional nature makes it difficult and expensive for buyers and sellers to meet, exchange information and complete transactions. Also, the localized nature of these markets results in a limited variety and breadth of goods available in any one auction. An Internet-based trading solution offers several advantages over traditional person-to-person trading mediums, such as:
<P>
     - facilitating the meeting of buyers and sellers, listing items for sale, exchanging information, interacting with each other and consummating transactions
<P>
     - allowing buyers and sellers to trade directly with one another, thereby bypassing traditional intermediaries and lowering costs for both parties
<P>
     - providing a global marketplace, which gives buyers a broader selection of goods to purchase and sellers the opportunity to sell their goods efficiently to a wider base of buyers
<P>
     - offering significant convenience, by allowing trading at all hours and providing continually-updated information.
<P>
We plan on offering person-to-person applications with additional automotive portal services.
<P>
i-AutoAuction.com Details
<P>
Acquiring Viewer Base
---------------------
<P>
The first element of our business model is to try to generate an audience/membership as quickly as possible. The higher the number of viewers on our web site, the greater our value becomes to potential members, clients and strategic partners. This initiative will hinge on a successful advertising campaign and public relations strategy. The effort should be as targeted and cost effective as possible, since this represents the company's largest cost allocation. Preliminary advertising channels have been identified, and we anticipate that a membership can be attained. The company will try to attract individuals who are interested in buying or selling an automobile by providing a unique auction environment as well as a comprehensive offering of automotive purchasing and selling services.
<P>
The Auction Process
-------------------
<P>
Registering
<P>
-  Buyers
<P>
While any visitor to our website will be able to browse through our service and view the automobiles or parts listed for auction, a user will first have to register with us in order to bid on a car. Users will register for free by completing a registration form on our sign up page. The registration form records contact information, mailing address and validates the users e-mail address. The bidder will then be given an identification number for use when bidding. Once registered, a customer will be able to bid or buy immediately on any of the listed auctions.
<P>
-  Sellers
<P>
Registration will be required for all individuals or agents that want to post a car or an automotive part on our website. Because there will be a fee charged for each listing, the user will have to provide i-Car with a valid credit card as well as a verified mailing address and e-mail.
<P>
Navigating
<P>
Our site will contain a listing of product categories that will allow for easy exploration of current auctions.
Bidders will be able to search for specific autos by browsing through a list of auctions within a category or subcategory of cars or parts and then click through to a product page for a detailed description of a particular item. Each auction will be assigned a unique identifier so that users can easily search for and track specific automotive auctions.
<P>
The site will also feature a search engine to provide our users with the tools to find a desired vehicle or part being auctioned on our site. Users will be able to search by specific make, model, year, mileage, price, location of the owner and any specific keyword searches. For example, if a user wanted to find if we were auctioning off a 1969 Ford Mustang convertible, the user could simply enter "1969 Mustang" and "convertible", and the search engine would create a list of these cars, including the auto identification number and the specific status of the auction. The addition of the search engine will save our users valuable time when they have a specific car or part in mind.
<P>
Obtaining Information about a Vehicle or Auto Part
<P>
On our website, customers will be able to obtain detailed information on each automobile or part up for bid. Each property features a specific page containing:
<P>
     - detailed vehicle/part description including make,
       model, year, mileage;
     - full-color image of the product;
     - location of the owner;
     - pricing;
     - specific owner conditions for the sale;
     - length/expiration of auction time;
     - bidding increments;
     - the item identification number
     - the minimum bid
<P>
Bidding on a Product
<P>
-  The buyer
<P>
Once registered, it is anticipated that a customer will be able to bid or buy at will. As bids are received, our website will be instantly updated to display the current high bidder's user name. If a user places a bid, and then another member places a higher bid, the original bidder will receive an e-mail message from i-Car notifying them that they have been outbid, and will ask them if they would like to make a higher bid.
<P>
i-Car also plans to offer the "InstaBid" auction feature, which will give users an automated bidding option. The bidder will be asked to specify the maximum amount that she would be willing to spend on a particular vehicle. Once that amount is entered, the InstaBid feature would monitor the bidding activity on that vehicle, and would automatically enter higher bids for the user if her previous bid is matched or exceeded by another bidder, up to the maximum dollar amount originally specified by the bidder. This feature will allow potential users greater freedom and time savings when participating in an auction.
<P>
-  The seller
<P>
At the start of the auction it is anticipated that each seller/poster will have the option to specify the duration of their auction (up to 30 days), the "reserve price" below which he/she will not sell the car/part, and the specific bidding increments. If a bidder comes in with an appropriate auction price above the minimum price, then the seller/poster will receive the contact information of the bidder, and will be free to pursue a direct transaction.
<P>
Once the company brings together the seller with the winning bidder, the transaction is performed between the two respective parties and does not involve the company.
<P>
Community
<P>
One of our main objectives will be to create a sense of community amongst our users to draw large audiences, encourage repeat visits and keep users engaged, while protecting their privacy and consumer interests. i-Car is anticipating the creation of a system where each user of the service will have an ability to post comments about other users of the service directly into the target member's profile sections. These profile sections may be viewed by other members. Users will be prevented from leaving comments in their own profile. For example if a bidder recognizes the user name/or number of an individual or agent who has previously posted a vehicle for sale, and they have had a negative experience with the individual, they can post their comments into the sellers profile, and other bidders can access these comments. Conversely, if a seller has had a positive experience with a bidder, they will be able to post comments into the bidder's profile as well. This system will not only promote a sense of community on the site, but may also serve as a deterrent for fraud and abuses.
<P>
Automotive Portal Products
---------------------------
<P>
The company's goal is to create an integrated automotive portal for individuals on both sides of the transaction, and offer a one-stop solution for most services related to buying or selling a vehicle or auto part. i-Car anticipates that it will enter into strategic relationships with the top providers of automotive services and offer links from its site directly to the home pages of our designated partners. Through these anticipated affiliations i-Car hopes to offer the following products to its members:
<P>
     1.Auto loans and financing calculators will provide
       potential buyers with financing for the purchase. 2.Insurance and quote comparisons will provide car owners or potential buyers with protection for their vehicle, and will give them a chance to find the best rates.
     3.Auto appraisal services will allow buyers and sellers
       to gauge the value of a specific vehicle.
     4.Extended warranties will provide cost effective long
       term protection for members' purchases.
     5.Credit reports will allow users to check on the
       status of their credit as they are considering an
       automobile purchase.
     6.Lemon reports can protect users from known defects
       and hidden problems with certain vehicle models. 7.Car shipping and transport services can assist both buyers and sellers in completing an auction
       transaction.
     8.Image hosting services will allow potential car
       sellers to showcase their vehicle online and attract
       more bidders.
     9.Automotive retailers will offer a one stop place for
       users' to shop for their automotive needs.
<P>
Revenue
-------
<P>
Listing Fees
<P>
It is anticipated that each seller will be charged a placement fee for each individual auction. In the event that an auction is unsuccessful, the seller will be offered a reduced rate on each ensuing auction that is initiated for the same vehicle or part. We anticipate selling listing fees in bulk, and working with both individuals who wish to sell their automobile, as well as new and used car salesmen with an extensive inventory of properties that may be auctioned on our site.
<P>
Strategic partners
<P>
The partnerships that we anticipate forming with on-line service providers and merchants will include a link directly from our website directly to their home page. This type of arrangement is mutually beneficial for both parties. It will provide, a one-stop access to a wide range of automotive services for i-Car's members, and at the same time bring new customers and revenue to our partners. Because more value is usually placed on customers and revenue, it is anticipated that the company will be able to derive revenue from these relationships via several different arrangements including Cost Per Click ("CPC"), Cost Per Acquisition ("CPA") and/or revenue sharing. Depending on the specifics of each partner relationship, one or a combination of these compensation methods may be used. The following is a description of each:
<P>
- Cost Per Click (CPC)
<P>
The intended increase in traffic to each third-party service provided by the company will enable us to charge each retailer a click-through rate, or a fee for each click called a CPC. This rate will be determined on an individualized basis with each partner. The CPC rate is a fee that is charged every time an i-Car member clicks on any link to another company's site. This method of generating revenue is directly contingent upon how many members we have, as the probability of an actual click occurring becomes higher with more traffic on our site.
<P>
The CPC rate must be specific for each client or strategic partner, based on their traffic needs. The more existing traffic there is on a site, the less valuable each click is for them. However, for a brand new site the need to generate traffic is more immediate. Consequently, the more established sites will be charged a lower CPC rate.
<P>
- Cost Per Acquisition (CPA)
<P>
In some instances we anticipate that it will make sense to charge a flat fee for each new customer that we deliver to a strategic partner. For example in the case of an insurance partner, we anticipate receiving a flat fee for each closed insurance policy.
<P>
- Revenue Sharing
<P>
For e-commerce partners, we anticipate asking for a fixed percentage of revenues obtained through purchases made by customers that are i-Car members. The growing memberships may provide opportunities for these businesses to increase their on-line revenues. The revenue arrangement will be determined by the strategic partner's industry dynamics relative standing in their respective industry, and marginal value that the partner derives from additional customers and revenues.
<P>
Advertising on i-Autoauction.com
<P>
The anticipated traffic on the i-Car website will also allow for us to receive advertising sales revenues from potential advertisers. Advertising sales on i-Car is a way that we can possibly generate revenue from a diverse selection of marketplaces. We intend to create a variety of different options and packages for companies that would purchase advertising space on our site. These companies are not limited to the automotive industry, but can come from a variety of related industries including: major banks and credit cards, retailers, the travel industry, fitness products and gyms, restaurants and/or any industry that can benefit from a group of consumers with significant potential spending power.
<P>
These advertisements will be in the format of click-on banners and buttons of varying sizes that will link the viewer directly to the advertisers' automotive page. The pricing for these ads will be based on a CPM rate, or cost per thousand impressions which the number of times the ad appears on this site. The CPM rate is derived from the number of exclusive viewers on a site at a given time, or how many viewers will actually see the ad. Therefore, the higher i-Car's membership number, the more its advertising space is in demand. This further outlines our initial priority to draft a large viewer base in order to generate maximum profit from sale of our advertising space. The CPMs i-Car will charge are also dependent on our members click through rates, and on the individual advertiser. Newer advertisers are willing to pay more for each new customer and would pay a higher rate per click.
<P>
Future Revenue Opportunities
<P>
Future possibilities for generating income include strategic partnerships and/or acquisitions of other auction sites, vertical integration into the auto dealership business, horizontal integration into the businesses of our anticipated partners (ie insurance, retail, imaging services, etc), or agreements to be the host for other third party auctions.
<P>
Legislation
------------
<P>
Government Regulation
<P>
The auction industry is not currently subject to direct federal laws or regulations applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:
<P>
     - user privacy
     - freedom of expression
     - pricing
     - content and quality of products and services
     - taxation
     - advertising
     - intellectual property rights
     - information security
<P>
The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our services, increase the cost of doing business or in some other manner have a material adverse effect on our business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.
<P>
State Laws
<P>
Several states have proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. Changes to existing laws or the passage of new laws intended to address these issues could create uncertainty in the marketplace that could reduce demand for our services or increase the cost of doing business as a result of litigation costs or increased service delivery costs, adversely affecting our business, financial condition and operating results. In addition, because our services are accessible worldwide, and we facilitate the sale of goods to users worldwide, other jurisdictions may claim that we are required to comply with their laws, or to qualify to do business as a foreign corporation in a particular state or foreign country.
<P>
Competition
------------
<P>
There are several direct competitors in this industry, but we believe that there is enough current demand to support another entrant. The competitors include, but are not limited to:
<P>
     -CarScene.com - features online auctions and
      classifieds.
     -Distributors Auction - auction for car parts,
      accessories, and more.
     -OffroadAuction.com - online auction for offroad
      vehicles, parts, and accessories
     -ClasssicCar.com
<P>
In the future, i-Car may encounter competition from other automotive auctions that are still in the process of constructing their websites, but are showing a future commitment to e-commerce for their business. Many of the company's competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than i-Car. There can be no assurance that the company's competitors will not develop Internet or automotive products and services that are superior to those of the company or that achieve greater market acceptance than the company's offerings.
<P>
i-Car may also compete with online services and other website operators as well as traditional off-line auctions for a share of advertisers' total advertising budgets. There can be no assurance that the Company will be able to compete successfully against its current or future competitors or that competition will not have a material adverse effect on the company's business, results of operations and financial condition. However, auctions over the Internet break down any previously existing boundaries, creating an international marketplace for products. This fact creates the ideal opportunity to introduce a web site like i-Car that combines all aspects of the automotive and auction industry.
<P>
Employees
<P>
At January 19, 2001, i-Car employed a total of one person on a part time basis. In addition, depending on client demand, the company will utilize manpower agencies to contract between additional persons on a temporary, part-time basis. None of the company's employees are represented by a labor union. The company believes that its relations with its employees are good.
<P>
Properties
<P>
i-Car's base facility, from which it conducts substantially all of its operations is located in Miami, Florida. The company presently shares office space with i-Incubator.com, Inc., the majority shareholder of the company, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Car. The landlord is not affiliated with us. No rent is being charged to the company.
<P>
Litigation
<P>
i-Car is not currently a party to any material legal
proceeding.
<P>
         MANAGEMENT OF I-CAR FOLLOWING THE SPIN-OFF
<P>
DIRECTORS AND OFFICERS
<P>
After the Spin-off, the following officers and directors
shall serve i-Car:

            NAME                            POSITION
            ----                            --------
        Jamee M. Kalimi                   President, Secretary & Director

<P>
Set forth below is certain biographical information on such officers and directors:
<P>
Jamee M. Kalimi, 32, has been President, Secretary and sole Director of the Company since inception. She has worked in marketing and telecommunications and has a strong ability to create new strategies and business plans. Since 1998, Ms. Kalimi has been President and Director of i-Incubator.com, Inc. a publicly traded company listed on the OTC Electronic Bulletin Board and the parent company of i-CarAuction.com, Inc. (OTCBB: INQU). Ms. Kalimi is also President of i-AntiqueAuction.com, Inc. and i-Aerobids.com, Inc. and is Vice President and Secretary of i-Teleco.com, Inc. and i-RealtyAuction.com, Inc. all of which are subsidiaries of i-Incubator.com, Inc. Ms. Kalimi has been heavily involved in the telecommunications industry since 1990, specializing in pay per call services and the marketing of such services. She has an active real estate license in the State of Florida which was obtained in 1995. Prior to working for us, she was an assistant to Michael D. Farkas, the President of Atlas Equity Group, Inc. from February 1998 to October 1998. She worked as a Real Estate Sales and Leasing Manager for Sclar Realty from April 1996 to February 1998 and President of AvJam Communications, Inc. from January 1994 to April 1996.
<P>
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Director's fees and reimburse Directors for expenses related to their activities.
<P>
None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.
<P>
EXECUTIVE COMPENSATION
<P>
The following table sets forth the compensation for the years ended December 31, 2000 for the President of i-Car. All, if any, of such compensation was paid by I-Incubator for services performed for I-Incubator and i-Car prior to the Spin-off. Following the Spin-off, the compensation of i-Car's officers and other employees will be paid solely by i-Car.

                               SUMMARY COMPENSATION TABLE
Name               Position              Year       Salary  Bonus   Other Stock  Options
-----------------------------------------------------------------------------------------
Jamee M. Kalimi    President/Secretary/   2000        $0      0       0     0       0
                   Director

<P>
EMPLOYMENT AGREEMENTS
<P>
i-Car has not entered into employment agreements with its officers and directors at this time.
<P>
STOCK OPTION PLANS
<P>
Immediately following the Spin-off, i-Car will not have any formal stock option plans. If the Board of Directors deems it advisable, i-Car may, in the future, adopt a stock option plan in accordance with all applicable legal requirements.
<P>
    CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
<P>
i-Car presently shares office space with i-Incubator.com, Inc., the sole shareholder of i-Car, in a building located at 1221 Brickell Avenue, Suite 900, Miami, Florida. The facility is leased pursuant to a month to month lease. The primary tenant is Atlas Equity Group, Inc. Atlas Equity Group, Inc. subleases the facility to i-Incubator.com, Inc. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Car. The landlord is not affiliated with us. No rent is being charged to the company. We believe that this space is sufficient for us at this time.
<P>
i-Car has not and does not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners. We are a subsidiary of a parent company, i-Incubator.com, Inc. Since inception, we have not entered into any transactions with promoters other than our sole officer and director, Jamee M. Kalimi.
<P>
I-Car has executed two (2) promissory notes with Atlas Equity Group, Inc. ("Atlas Equity") for a total of $6,000 which Atlas Equity loaned to the Company. On October 25, 2000, Atlas Equity loaned $4,000 to the company which is payable on January 24, 2001 and is accruing interest at the rate of ten (10%) percent per annum. On November 10, 2000, Atlas Equity loaned $2,000 to the company which is payable on February 9, 2001 and is accruing interest at the rate of ten (10%) percent per annum. Atlas Equity and its sole shareholder, Michael D. Farkas are the principal shareholders of i-Incubator.com, Inc., the parent company of i-Car.
<P>
On September 11, 2000, i-Car entered into an agreement to purchase the domain names "i-CarAuction.com", "i-CarAuction.net", "i-AutoAuction.com" and "i-AutoAuction.net" from Michael D. Farkas, a principal shareholder of i-Incubator.com, Inc., the parent company of i-Car for $100,000. To date the $100,000 has not been paid by i-Car to Michael D. Farkas.
<P>
i-Car owes $50,000 to Envitro.com, Inc. for the creation of the corporate website which to date has not been paid. Envitro.com, Inc., is a wholly owned subsidiary of Wealthhound, Inc. which is a wholly owned subsidiary of Wealthhound.com, Inc. Michael D. Farkas, a principal shareholder of Wealthhound.com, Inc., is also a principal shareholder and director of i-Incubator.com, Inc., the parent company of i-Car. In addition, i-Incubator.com, Inc., the parent of i-Car, is a shareholder of Wealthhound.com, Inc.
<P>
Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.
<P>
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF I-CAR
<P>
The following discussion should be read in conjunction with i-Car's Financial Statements and Notes.

                         For the Nine Months ended     From December 23, 1999 (inception)
                            September 30, 2000              to December 31, 1999
                         -------------------------     ----------------------------------
Development Stage Revenues               $0                            $0
<P>
Development Stage Expenses        ($153,645)                      ($3,600)
<P>
Deficit Accumulated During
Development Stage                 ($153,645)                      ($3,600)

<P>
The following discussion and analysis should be read in conjunction with the financial statements of the company and the accompanying notes. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. The company's actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.
<P>
During the past nine months, i-Car has spent considerable time and capital resources defining and developing its strategic plan for delivering and operating on line sales and auction technology.
<P>
Development Stage Revenues
--------------------------
<P>
The company's operations have been devoted primarily to raising capital for creation of the i-Car website and advertising. i-CarAuction.com, Inc. was incorporated in Delaware on December 23, 1999. Jamee M. Kalimi is the President, Secretary and sole Director of i-Carauction.com, Inc.
<P>
After the Spin-off, i-Incubator.com, Inc. will no longer be the parent company of i-CarAuction.com Inc. since i-Incubator.com, Inc. will distribute to its shareholders its 10,000,000 shares of common stock of i-CarAuction.com, Inc. valued at $.0001 per share.
<P>
The ability of i-Car to achieve its business objectives is contingent upon its success in raising additional capital until adequate revenues are realized from operations.
<P>
Development Stage Expenses
----------------------------
<P>
Development stage expenses increased by $153,645 or 4,268% from the initial short year ended December 31, 1999. This increase was primarily due to the purchase of a domain name and developing a corporate website. In addition, we have utilized funds engaging various consulting and managerial services in search of licensing, corporate acquisitions and advertising.
<P>
Liquidity and Capital Resources
-------------------------------
<P>
Despite capital contributions and related party loans, the company from time to time experienced cash flow shortages that have slowed the company growth. During 2000, the consequences of those cash flow shortages has been an increase of accrued expenses and stockholder loans, bringing those figures to $153,645 and $6,000 respectively at September 30, 2000.
<P>
I-Car has primarily financed its activities from loans from a related party. A significant portion of the loans has been used to cover working capital needs such as office expense and various consulting and professional fees.
<P>
The company continues to experience cash flow shortages, and anticipates this continuing through the foreseeable future. Management believes that additional funding will be necessary in order for it to continue as a going concern. The company is investigating several forms of private debt and/or equity financing, although there can be no assurances that the company will be successful in procuring such financing or that it will be available on terms acceptable to the company.
<P>
WEALTHHOUND.COM, INC.
<P>
SUMMARY OF BUSINESS
<P>
WealthHound.com, Inc. is a development stage business, which is intent on providing discount brokerage services to individual investors who trade over the Internet or by telephone. WealthHound.com, Inc. is currently not a registered broker-dealer and therefore cannot provide online brokerage services at this time. WealthHound.com, Inc. currently operates a web site located at www.wealthhound.com, which provides individual investors access to personalized investment tools, historical and intraday stock charting, financial market and company news, and delayed stock quotes. Through our relationships with various companies, WealthHound also offers our visitors the opportunity to apply on-line for home mortgages through MortgageIT.com, Inc. and obtain insurance quotes and insurance policies through Quotesmith.com, Inc.
<P>
In furtherance of becoming an online discount brokerage company, WealthHound Securities, a wholly-owned subsidiary of wealthHound.com, Inc., entered into a merger agreement with WAP, Inc., a registered broker/dealer and member of SIPC on or about August 29, 2000. WAP, Inc., is registered to provide broker-dealer services. WAP, Inc. has not engaged in any business activities since its inception. The merger agreement has several conditions to closing, including NASD approval, which have not been met.
<P>
DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS
<P>
Statements contained in this Information Statement that are not historical facts may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the payment, timing and ultimate collectability of accounts; competition; technological obsolescence; government regulation; and malpractice liability. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested may be identified from time to time in i-Incubator and the Subsidiaries filings with the Securities and Exchange Commission (SEC) and i-Incubator's and the Subsidiaries' public announcements, copies of which are available from the SEC or from the applicable company upon request.
<P>
DESCRIPTION OF I-INCUBATOR AND THE SUBSIDIARIES CAPITAL
STOCK
<P>
DESCRIPTION OF I-INCUBATOR CAPITAL STOCK
<P>
The authorized capital stock of i-Incubator consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share (the "i-Incubator Preferred Stock"). As of January 19, 2001, there were 24,325,859 shares of i-Incubator Common Stock outstanding, with 57 holders of record. As of January 19, 2001, there were no shares of I-Incubator Preferred Stock outstanding. The foregoing numbers do not include the number of stockholders whose shares are held of record by a broker or clearing agency, but do include each such broker or clearing agency as one record holder. In addition, as of January 19, 2001, I-Incubator had no outstanding stock options or warrants.
<P>
I-Incubator has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Incubator are subject to the discretion of I-Incubator's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Incubator's Board of Directors may deem relevant.
<P>
I-INCUBATOR COMMON STOCK
<P>
The I-Incubator Common Stock has one vote per share. Holders of I-Incubator Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Subject to preferences that may be applicable to any then outstanding I-Incubator Preferred Stock, holders of I-Incubator Common Stock will be entitled to receive ratably such dividends as may be declared by the I-Incubator Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of I-Incubator, holders of I-Incubator Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding I-Incubator Preferred Stock.
<P>
I-INCUBATOR PREFERRED STOCK
<P>
Pursuant to its Amended Certificate of Incorporation, I-Incubator is authorized to issue 10,000,000 shares of I-Incubator Preferred Stock, which may be issued from time to time in one or more classes or series or both upon authorization by the I-Incubator Board of Directors. The I-Incubator Board of Directors, without further approval of the stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each class or series of I-Incubator Preferred Stock. The issuance of I-Incubator Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of I-Incubator Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of I-Incubator, discourage bids for I-Incubator Common Stock at a premium or otherwise adversely affect the market price of the I-Incubator Common Stock.
<P>
As of January 19, 2001, I-Incubator has no Preferred Stock
outstanding.
<P>
DESCRIPTION OF THE SUBSIDIARIES CAPITAL STOCK
----------------------------------------------
<P>
I-REALTYAUCTION.COM, INC.
-------------------------
<P>
The authorized capital stock of i-Realty consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and no shares of preferred stock. As of January 19, 2001, there were 5,000,000 shares of i-Realty Common Stock outstanding, with 2 holders of record. In addition, as of January 19, 2001, I-Realty had no outstanding stock options or warrants.
<P>
I-Realty has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Realty are subject to the discretion of I-Realty's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Realty's Board of Directors may deem relevant.
<P>
I-REALTY COMMON STOCK

The I-Realty Common Stock has one vote per share. Holders of I-Realty Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Holders of I-Realty Common Stock will be entitled to receive ratably such dividends as may be declared by the I-Realty Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of I-Realty, holders of I-Realty Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities.
<P>
I-TELECO.COM, INC.
------------------
<P>
The authorized capital stock of i-Teleco consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and no shares of preferred stock. As of January 19, 2001, there were 19,000,000 shares of i-Teleco Common Stock outstanding, with 1 holder of record. In addition, as of January 19, 2001, I-Teleco had no outstanding stock options or warrants.
<P>
I-Teleco has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Teleco are subject to the discretion of I-Teleco's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Teleco's Board of Directors may deem relevant.
<P>
I-TELECO COMMON STOCK
<P>
The I-Teleco Common Stock has one vote per share. Holders of I-Teleco Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Holders of I-Teleco Common Stock will be entitled to receive ratably such dividends as may be declared by the I-Teleco Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of I-Teleco, holders of I-Teleco Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities.
<P>
I-ANTIQUEAUCTION.COM, INC.
---------------------------
<P>
The authorized capital stock of i-Antique consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and no shares of preferred stock. As of January 19, 2001, there were 10,000,000 shares of i-Antique Common Stock outstanding, with 1 holder of record. In addition, as of January 19, 2001, I-Antique had no outstanding stock options or warrants.
<P>
I-Antique has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Antique are subject to the discretion of I-Antique's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Antique's Board of Directors may deem relevant.
<P>
I-ANTIQUE COMMON STOCK
<P>
The I-Antique Common Stock has one vote per share. Holders of I-Antique Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Holders of I-Antique Common Stock will be entitled to receive ratably such dividends as may be declared by the I-Antique Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of I-Antique, holders of I-Antique Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities.
<P>
I-AEROBIDS.COM, INC.
---------------------
<P>
The authorized capital stock of i-Aerobids consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and no shares of preferred stock. As of January 19, 2001, there were 10,000,000 shares of i-Aerobids Common Stock outstanding, with 1 holder of record. In addition, as of January 19, 2001, I-Aerobids had no outstanding stock options or warrants.
<P>
I-Aerobids has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Aerobids are subject to the discretion of I-Aerobids's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Aerobids's Board of Directors may deem relevant.
<P>
I-AEROBIDS COMMON STOCK
<P>
The i-Aerobids Common Stock has one vote per share. Holders of i-Aerobids Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Holders of i-Aerobids Common Stock will be entitled to receive ratably such dividends as may be declared by the i-Aerobids Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of i-Aerobids, holders of i-Aerobids Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities.
<P>
I-CARAUCTION.COM, INC.
------------------------
<P>
The authorized capital stock of i-Car consists of 50,000,000 shares of Common Stock, par value $0.0001 per share, and no shares of preferred stock. As of January 19, 2001, there were 10,000,000 shares of i-Car Common Stock outstanding, with 1 holder of record. In addition, as of January 19, 2001, i-Car had no outstanding stock options or warrants.
<P>
I-Car has never declared a cash dividend with respect to its capital stock and does not anticipate paying any dividends on its capital stock in the foreseeable future. The declaration and payment of dividends by I-Car are subject to the discretion of I-Car's Board of Directors. Any determination as to the payment of dividends in the future will depend upon results of operations, capital requirements, restrictions in loan agreements, if any, and such other factors as I-Car's Board of Directors may deem relevant.
<P>
I-CAR COMMON STOCK
<P>
The i-Car Common Stock has one vote per share. Holders of i-Car Common Stock have no cumulative voting rights and no preemptive, subscription or sinking fund rights. Holders of i-Car Common Stock will be entitled to receive ratably such dividends as may be declared by the i-Car Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of i-Car, holders of i-Car Common Stock will be entitled to share ratably in all assets remaining after payment of liabilities.
<P>
TRANSFER AGENT
<P>
The transfer agent and registrar for the i-Incubator Common Stock is Continental Stock Transfer and Trust, New York, New York and the transfer agent and registrar for the Subsidiaries Common Stock is Corporate Stock Transfer Company, Denver, Colorado. The transfer agent and registrar for Wealthhound.com, Inc. is Continental Stock Transfer & Trust Company, New York, New York.
<P>
MARKET PRICE OF I-INCUBATOR COMMON STOCK
<P>
The High/Low prices of i-Incubator Common Stock on January 19, 2001 were $.25 and $.16, respectively.
<P>
LISTING AND TRADING OF I-INCUBATOR COMMON STOCK AND THE
SUBSIDIARIES COMMON STOCK
<P>
After the Spin-off, the i-Incubator Common Stock will continue to be traded on the OTC Bulletin Board under the symbol INQU. i-Incubator anticipates, although no assurances can be made, that the Subsidiaries' Common Stock will also be traded on the OTC Bulletin Board. The combined trading prices of the i-Incubator Common Stock and the Subsidiaries Common Stock may be greater than, less than or equal to the trading price of I-Incubator Common Stock immediately prior to the Spin-off.
<P>
All of the Subsidiaries except i-Realty initially will have approximately 37 stockholders of record based upon the number of stockholders of record of I-Incubator as of January 19, 2001. i-Realty will initially have 38 stockholders of record. The prices at which the Subsidiaries Common Stock will trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for the Subsidiaries Common Stock, investor perception of the Subsidiaries and the online industry, the subsidiaries' dividend policy and general economic and market conditions.
<P>
Shares of the Subsidiaries Common Stock and the Wealthhound Common Stock distributed to the I-Incubator stockholders in the Spin-off will be freely transferable, except for securities received by persons who may be deemed to be "affiliates" of the Subsidiaries pursuant to the Securities Act. Persons who may be deemed to be "affiliates" of Subsidiaries after the Spin-off generally include individuals or entities that control, are controlled by, or are under common control with, the Subsidiaries and may include certain officers and directors of the Subsidiaries as well as principal stockholders of the Subsidiaries. Persons who are affiliates of Subsidiaries will be permitted to sell their shares of the Subsidiaries Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.
<P>
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
<P>
Because the Spin-off will be on the basis of a percentage of a share of the Subsidiaries Common Stock for each share of I-Incubator Common Stock owned on the Record Date, each I-Incubator stockholder will own, following the Spin-off, the same percentage of the issued and outstanding Subsidiary Common Stock (except for i-Realty) as such stockholder owns
of I-Incubator Common Stock.   In connection with the Spin-
off, no options or warrants will be issued to holders of I-Incubator options or warrants as of the Record Date.
<P>
The following table sets forth certain information regarding the anticipated beneficial ownership of the Subsidiaries Common Stock following the Spin-off by (i) each person anticipated by I-Incubator to own beneficially 5% or more of the Subsidiaries Common Stock; (ii) each director of the Subsidiaries; (iii) each executive officer of the Subsidiaries; and (iv) all directors and officers of the Subsidiaries as a group. The information in the table is based upon the actual holdings of I-Incubator Common Stock as of January 12, 2001 and such information is derived based upon the hypothetical assumption that the Record Date and the Spin-off Payment Date were January 12, 2001, so as to inform the reader what the beneficial ownership of the Subsidiaries Common Stock would have been at that time. Actual ownership on the Spin-off Payment Date may vary from that shown in the table.
<P>
Unless otherwise indicated, all persons listed have sole voting power and investment power with respect to such shares, subject to community property laws, where applicable, and the information contained in the notes to the table.

I-REALTYAUCTION.COM, INC.
                                           SHARES OF I-REALTY             PERCENT TO BE
                                           COMMON STOCK TO BE             BENEFICIALLY
                                           BENEFICIALLY OWNED             OWNED
                                           FOLLOWING                      FOLLOWING
NAME AND ADDRESS                           THE SPIN-OFF(1)                THE SPIN-OFF(1)
------------------------------    -----------------------------------    ----------------
Michael D. Farkas (2)                        2,372,888                        47.46%
President and Director
294 South Coconut Lane
Miami, Florida 33131
<P>
Jamee Kalimi                                    17,196                             *
Vice President, Secretary and Director
3314 Oak Drive
Hollywood, Florida 33021
<P>
Global Realty Management Group, Inc.         1,500,000                           30%
1221 Brickell Avenue, Suite 900
Miami, Florida 33131
<P>
Joseph Spitzer (3)                             675,355                        13.51%
5420 13th Avenue
Brooklyn, NY  11219
<P>
Romano Limited                                 331,318                         6.63%
790 Finchley Road
London NW117UR England
<P>
Matthew Sher (4)                               251,861                         5.04%
176 Broadway, #5D
New York, NY 10038
<P>
Scott Mager (5)                                251,861                         5.04%
45 Wall Street #311
New York, NY 10005
<P>
All Directors and Executive Officers of
i-Realty as a group (Two persons)            1,714,729                        47.80%
<P>
*  Less than one percent.
<P>

<P>
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
<P>
(2) Includes 474,870 shares held by Farkas Group, Inc., 780,171 shares held by Atlas Equity Group, Inc., and 431,700 shares held by GSM Communications, Inc. Michael D. Farkas is the sole shareholder and principal of each of these entities. In addition, includes the 675,355 shares which Michael D. Farkas beneficially owns as a 45% shareholder of Global Realty Management Group, Inc. and 10,792 shares which he personally owns.
<P>
(3) Mr. Joseph Spitzer beneficially owns 675,355 shares as a 45% shareholder of Global Realty Management Group, Inc.
<P>
(4) Matthew Sher beneficially owns 215,891 shares as a principal shareholder of On Mark Enterprises Inc. and 35,970 shares personally for a total of 251,861 shares.
<P>
(5) Scott Mager beneficially owns 215,891 shares as a principal shareholder of On Mark Enterprises Inc. and 35,971 shares personally for a total of 251,861 shares.
<P>

I-TELECO.COM, INC.
<P>
                                           SHARES OF I-TELECO            PERCENT TO BE
                                           COMMON STOCK TO BE            BENEFICIALLY
                                           BENEFICIALLY OWNED            OWNED
                                           FOLLOWING                     FOLLOWING
NAME AND ADDRESS                           THE SPIN-OFF(1)               THE SPIN-OFF(1)
------------------------------       -----------------------------     ------------------
Joshua Lurie                                             0                           0
President and Director
268 W. Englewood Ave.
Teaneck, NJ 07666
<P>
Jamee Kalimi                                        93,330                           *
Vice President, Secretary and Director
3314 Oak Drive
Hollywood, Florida
<P>
Michael D. Farkas (2)                            9,213,159                       48.49%
294 South Coconut Lane
Miami, Florida 33131
<P>
Romano Limited                                   1,798,582                        9.47%
790 Finchley Road
London NW117UR England
<P>
On Mark Enterprises Inc.                         1,171,500                         6.2%
175 Broadway #D
New York, NY 10038
<P>
Matthew Sher (3)                                 1,366,765                        7.19%
176 Broadway, #5D
New York, NY 10038
<P>
Scott Mager (4)                                  1,366,765                        7.19%
45 Wall Street #311
New York, NY 10005
<P>
All Directors and Executive Officers of
i-Teleco as a group                                 93,300                           *
  (Two persons) (2)
<P>
 *  Less than one percent.

<P>
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
<P>
(2) Includes 2,577,300 shares held by Farkas Group, Inc.,
4,234,284 shares held by Atlas Equity Group, Inc., and
2,343,000 shares held by GSM Communications, Inc.  Michael
D. Farkas is the sole shareholder and principal of each of these entities. In addition, this amount includes the 58,575 held by Michael D. Farkas personally.
<P>
(3) Matthew Sher beneficially owns 1,171,500 shares as a principal shareholder of On Mark Enterprises Inc. and 195,265 shares personally for a total of 1,366,765 shares.
<P>
(4) Scott Mager beneficially owns 1,171,500 shares as a principal shareholder of On Mark Enterprises Inc. and 195,265 shares personally for a total of 1,366,765 shares.
<P>

I-ANTIQUEAUCTION.COM, INC.
                                            SHARES OF I-ANTIQUE           PERCENT TO BE
                                            COMMON STOCK TO BE            BENEFICIALLY
                                            BENEFICIALLY OWNED            OWNED
                                            FOLLOWING                     FOLLOWING
NAME AND ADDRESS                            THE SPIN-OFF(1)               THE SPIN-OFF(1)
------------------------------            --------------------------     -----------------
Jamee Kalimi                                           49,126                      *
Vice President, Secretary
and Director
3314 Oak Drive
Hollywood, Florida
<P>
Michael D. Farkas (2)                               4,849,258                  48.49%
294 South Coconut Lane
Miami, Florida 33131
<P>
On Mark Enterprises Inc.                              616,650                    6.2%
175 Broadway #D
New York, NY 10038
<P>
Matthew Sher (3)                                      719,421                   7.19%
176 Broadway, #5D
New York, NY 10038
<P>
Scott Mager (4)                                       719,421                   7.19%
45 Wall Street #311
New York, NY 10005
<P>
Romano Limited                                        946,622                   9.47%
790 Finchley Road
London NW117UR England
<P>
All Directors and Executive Officers of
i-Antique as a group                                   49,126                      *
  (Two persons) (2)
<P>
---------------
*  Less than one percent.

<P>
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
<P>
(2) Includes 1,356,300 shares held by Farkas Group, Inc.,
2,228,827 shares held by Atlas Equity Group, Inc., and
1,233,300 shares held by GSM Communications, Inc.  Michael
D. Farkas is the sole shareholder and principal of each of these entities. In addition, this amount includes the 30,831 shares owned by Michael D. Farkas personally.
<P>
(3) Matthew Sher beneficially owns 616,650 shares as a principal shareholder of On Mark Enterprises Inc. and 102,771 shares personally for a total of 719,421 shares.
<P>
(4) Scott Mager beneficially owns 1,171,500 shares as a principal shareholder of On Mark Enterprises Inc. and 102,771 shares personally for a total of 719,421 shares.
<P>

I-AEROBIDS.COM, INC.
<P>
                                     SHARES OF I-AEROBIDS             PERCENT TO BE
                                     COMMON STOCK TO BE               BENEFICIALLY
                                     BENEFICIALLY OWNED               OWNED
                                     FOLLOWING                        FOLLOWING
NAME AND ADDRESS                     THE SPIN-OFF(1)                  THE SPIN-OFF(1)
------------------------------     -----------------------------     -------------------
Jamee Kalimi                                      49,126                          *
Vice President, Secretary
and Director
3314 Oak Drive
Hollywood, Florida
<P>
Michael D. Farkas (2)                          4,849,258                     48.49%
294 South Coconut Lane
Miami, Florida 33131
<P>
On Mark Enterprises Inc.                         616,650                       6.2%
175 Broadway #D
New York, NY 10038
<P>
Matthew Sher (3)                                 719,421                      7.19%
176 Broadway, #5D
New York, NY 10038
<P>
Scott Mager (4)                                  719,421                      7.19%
45 Wall Street #311
New York, NY 10005
<P>
Romano Limited                                   946,622                      9.47%
790 Finchley Road
London NW117UR England
<P>
All Directors and Executive Officers of
i-Aerobids as a group                             49,126                         *
  (Two persons) (2)
<P>
---------------
*  Less than one percent.

<P>
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
<P>
(2) Includes 1,356,300 shares held by Farkas Group, Inc.,
2,228,827 shares held by Atlas Equity Group, Inc., and
1,233,300 shares held by GSM Communications, Inc.  Michael
D. Farkas is the sole shareholder and principal of each of these entities. In addition, this amount includes the 30,831 shares owned by Michael D. Farkas personally.
<P>
(3) Matthew Sher beneficially owns 616,650 shares as a principal shareholder of On Mark Enterprises Inc. and 102,771 shares personally for a total of 719,421 shares.
<P>
(4) Scott Mager beneficially owns 1,171,500 shares as a principal shareholder of On Mark Enterprises Inc. and 102,771 shares personally for a total of 719,421 shares.
<P>

I-CARAUCTION.COM, INC.

                                         SHARES OF I-CAR                PERCENT TO BE
                                         COMMON STOCK TO BE             BENEFICIALLY
                                         BENEFICIALLY OWNED             OWNED
                                         FOLLOWING                      FOLLOWING
NAME AND ADDRESS                         THE SPIN-OFF(1)                THE SPIN-OFF(1)
------------------------------         --------------------------     ------------------
Jamee Kalimi                                           49,258                     *
Vice President, Secretary
and Director
3314 Oak Drive
Hollywood, Florida
<P>
Michael D. Farkas (2)                               4,849,590                48.49%
294 South Coconut Lane
Miami, Florida 33131
<P>
On Mark Enterprises Inc.                              616,650                  6.2%
175 Broadway #D
New York, NY 10038
<P>
Matthew Sher (3)                                      719,421                 7.19%
176 Broadway, #5D
New York, NY 10038
<P>
Scott Mager (4)                                       719,421                 7.19%
45 Wall Street #311
New York, NY 10005
<P>
Romano Limited                                        946,622                 9.47%
790 Finchley Road
London NW117UR England
<P>
All Directors and Executive Officers of
i-CarAuction as a group                                49,126                    *
  (Two persons) (2)
<P>
---------------
*  Less than one percent.

<P>
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.
<P>
(2) Includes 1,356,300 shares held by Farkas Group, Inc., 2,228,827 shares held by Atlas Equity Group, Inc., and 1,233,300 shares held by GSM Communications, Inc. Michael
D. Farkas is the sole shareholder and principal of each of these entities. In addition, this amount includes the
30,831 shares owned by Michael D. Farkas personally.
<P>
(3) Matthew Sher beneficially owns 616,650 shares as a principal shareholder of On Mark Enterprises Inc. and
102,771 shares personally for a total of 719,421 shares.
<P>
(4) Scott Mager beneficially owns 1,171,500 shares as a principal shareholder of On Mark Enterprises Inc. and
102,771 shares personally for a total of 719,421 shares.
<P>
                 INDEPENDENT ACCOUNTANTS
<P>
The Board of Directors of the Subsidiaries has selected Salibello & Broder, Certified Public Accountants to audit the Subsidiaries's financial statements for the year ending December 31, 2001. Berenfeld, Spritzer, Shechter & Sheer have served as the independent accountants for the Subsidiaries for the calendar years covered by the financial statements included in Form 10-SBs filed by the
Subsidiaries.
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  LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS
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I-Incubator's and i-Teleco's Articles of Incorporation
provide that, to the fullest extent permitted by law, none
of their directors or officers shall be personally liable to them or their shareholders for damages for breach of any duty owed to the Company or its shareholders. In addition, the Company shall have the power, by its by-laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of the Company against any contingency or peril as may be determined to be in our best interest and in conjunction therewith, to procure, at our expense, policies of insurance.
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At this time, no statute or provision of the by-laws, any
contract or other arrangement provides for insurance or indemnification of any of our controlling persons, directors or officers which would affect his or her liability in that capacity.
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Section 145 of the Delaware General Corporation law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.
<P>
The form of the Certificate of Incorporation of i-Realty, i-Car, i-Antique and i-Aerobids and the By-laws of these subsidiaries provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.
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             DOCUMENTS INCORPORATED BY REFERENCE
<P>
The following documents filed with the Securities and Exchange Commission (the "SEC") by I-Incubator (SEC File No. 0-26951) and the Subsidiaries are incorporated by reference in this Information Statement:
<P>

Form                                       Date Filed           SEC File No.
---------------------------------          -----------          --------------
I-Incubator's Form 10-SB filed;            08/05/99             000-26951
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I-Incubator's Quarterly Reports on
Form 10-Q for the quarters ended
 September 30, 1999                        11/12/99             000-26951
 March 31, 2000,                           05/15/00             000-26951
 June 30, 2000 and                         08/31/00             000-26951
 September 30, 2000.                       11/20/00             000-26951
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I-Incubator's Year End Report
on Form 10K for the Year Ended
 December 31, 2000                         3/30/00              000-26951
<P>
Subsidiaries Form 10-SBs filed
 i-Aerobids.com                            11/28/00             000-32025
 i-AntiqueAuction.com                      11/29/00             000-32029
 i-CarAuction.com                          11/29/00             000-32031
 i-RealtyAuction.com                       11/30/00             000-32037
 i-Teleco                                  11/30/00             000-32033
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
All documents filed by I-Incubator and the Subsidiaries pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Information Statement and prior to the completion of the Spin-off shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the date of filing of such document. Any statement contained herein or in a document all or a portion of which is incorporated or deemed incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.
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I-Incubator hereby undertakes to provide without charge to
each person to whom this Information Statement has been delivered, upon the written or oral request of any such person, a copy of any and all of the foregoing documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference in such documents). I-Incubator shall deliver the requested information by first class mail or other equally prompt means within one business day of receipt of such request. Written or telephone requests should be directed to Investor Relations Department, I-Incubator.com, Inc., 1221 Brickell Avenue, Suite 900, Miami, Florida 33131, at telephone number (303) 358-4028.
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                  ADDITIONAL INFORMATION
<P>
I-Incubator is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the Exchange Act, I-Incubator files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information can be inspected and copied at the public reference facilities that the SEC maintains at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048 and Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661. Copies of these materials can be obtained at prescribed rates from the Public Reference Section of the SEC at the principal offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.
<P>